                                                      Registration No. 333-05053

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM S-6
                             Registration Statement
                                      Under
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 2


                         ------------------------------


                               SEPARATE ACCOUNT VL
                              (Exact name of trust)


                      FIRST VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)


                                 2122 York Road
                            Oak Brook, Illinois 60523
          (Complete address of depositor's principal executive offices)
          -------------------------------------------------------------

                                ARNOLD R. BERGMAN
                  Vice President, General Counsel and Secretary
                      First Variable Life Insurance Company
                                 2122 York Road
                            Oak Brook, Illinois 60523
                     (Name and Address of Agent for Service)

                     ---------------------------------------

                                    Copy to:
                               Thomas C. Lauerman
                         Freedman, Levy, Kroll & Simonds
                                    Suite 825
                           1050 Connecticut Ave., N.W.
                             Washington, D.C. 20036

                         ------------------------------

It is proposed that this filing will become effective
[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on _________ pursuant to paragraph (a)(i) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title and amount of securities being registered: An indefinite amount of interests under variable life insurance policies.


Approximate date of proposed public offering:



[ ] Check box if it is proposed that this filing will become effective on
    ____________ at ___________ pursuant to Rule 487.




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                              CROSS-REFERENCE TABLE


Item No. in
Form N-8 B-2                            Location
------------                            --------

1, 2                        Caption in Prospectus Cover, The Company, The
                            Separate Account

3                           Inapplicable

4                           Distribution and Other Agreements

5, 6                        The Separate Account

7                           Inapplicable

8                           Financial Statements

9                           Legal Proceedings

10(a), (b), (c), (d), (e)   Highlights, Surrenders and Partial Withdrawals,
                            Withdrawal Charges, Transfers Among Contract
                            Options, Lapse and Reinstatement, Determination of
                            Account Value, Other Provisions of the Contract, The
                            Contract, Contract Options

10(f)                       Voting Rights, Other Provisions of the Contract

10(g), (h)                  Changes in Contract Options

10(i) Mixed and Shared Funding, Contract Values and Benefits, Other Provisions of the Contract

11, 12                      Variable Investors Series Trust, Federated Insurance
                            Series

13 Highlights, Charges and Expenses, Elimination and Reduction of Charges and Expenses

14, 15 Application and Issuance of a Contract, Free Look Right, Delayed Investment Start Date

16                          Premiums, Allocation of Premiums, Determination of
                            Account Value

17                          Surrenders and Partial Withdrawals, Payment of
                            Proceeds

18 Taxation of the Company and the Separate Account, Determination of Account Value, The Separate Account, Contract Options, The Contract, Charges and Expenses

19                          Reports and Records, Advertising Practices, Other
                            Provisions of the Contract

20                          See 10(g) & 10(h)

21                          Preferred and Non-Preferred Loans, The Contract

22, 23, 24                  Inapplicable



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25                          The Company

26                          Inapplicable

27                          The Company

28                          Management of the Company

29                          The Company

30, 31, 32, 33, 34          Inapplicable

35                          State Regulation

36                          Inapplicable

37                          Inapplicable

38, 39, 40, 41(a)           Distribution and Other Agreements, The Company

41(b), 41(c), 42, 43        Inapplicable

44                          Determination of Account Value

45                          Inapplicable

46                          Surrenders and Partial Withdrawals

47, 48, 49, 50              Inapplicable

51                          Contract Benefits and Values

52                          Changes in Contract Options

53(a)                       Federal Tax Status

53(b), 54, 55               Inapplicable

56, 57, 58                  Inapplicable

59                          Financial Statements




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Prospectus                                                   Dated:  May 1, ___



                               CAPITAL ONE PAY VL
           A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT


                                    FUNDED IN
                               SEPARATE ACCOUNT VL
                                       BY
                      FIRST VARIABLE LIFE INSURANCE COMPANY



Marketing and Executive Office:                       Variable Service Center:
2122 York Road                                        P.O.Box 1317
Oak Brook, IL  60523                                  Des Moines, IA 50305-1317
Automated Information Line: (800) 59-FUNDS            (800) 228-1035

This prospectus describes the Capital One Pay VL contract (the "Contract"), a modified single premium variable life insurance contract offered by First Variable Life Insurance Company (the "Company"). The Contracts provide for life insurance coverage and for the accumulation of an Account Value. The Contract requires the Owner to make an initial premium payment of at least $10,000 and, subject to certain restrictions, permits additional premium payments.

After a Contract is approved for issue by the Company, the premium may be allocated to the Company's segregated investment account called Separate Account VL (the "Separate Account") or to the Company's Fixed Account, which guarantees a minimum fixed rate of interest. The Separate Account invests in selected portfolios of two mutual funds: Variable Investors Series Trust ("VIST") and Federated Insurance Series ("Federated"). The portfolios currently available under a Contract are: VIST Small Cap Growth, VIST World Equity, VIST Growth, VIST Matrix Equity, VIST Growth & Income, VIST Multiple Strategies, VIST High Income Bond, VIST U.S. Government Bond, and Federated Prime Money Fund II (the "Portfolios"). (See "Contract Options.")


There is no guaranteed minimum Account Value for a Contract which is funded through the Separate Account. The Death Benefit may, and the Account Value will, vary up or down to reflect the investment experience of the Portfolios to which premiums have been allocated. The Death Benefit, however, will never be less than the Face Amount of the Contract. The Owner bears the investment risk for all amounts allocated to the Portfolios.

An investment in a Contract is not a deposit or obligation of, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Contract is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contract is surrendered, the value may be higher or lower than the premium payment.


Each Contract is a "modified endowment contract" for federal income tax purposes, except in certain cases. Under current federal income tax law, pre-death distributions under the Contract, including loans and assignments, will be included in income on an income first basis, and a 10% penalty tax will be imposed on income distributed before the Owner attains age 59 1/2 with certain exceptions. (See "Federal Tax Status.") Death benefits under a modified endowment contract, however, are generally not subject to federal income tax, except in certain cases. (See "Federal Tax Status.")


It may not be advantageous to replace existing insurance with the Contract described in this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE VARIABLE INVESTORS SERIES TRUST AND FEDERATED INSURANCE SERIES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.




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                                TABLE OF CONTENTS


DEFINITIONS...................................................................
HIGHLIGHTS....................................................................


THE COMPANY...................................................................
THE SEPARATE ACCOUNT..........................................................
CONTRACT OPTIONS..............................................................
   Variable Investors Series Trust............................................
   Federated Insurance Series.................................................
   Fixed Account Option.......................................................
   Transfers Among Contract Options...........................................
      General Requirements....................................................
      Systematic Transfers - Dollar Cost Averaging............................
      Asset Rebalancing Program...............................................
      Restrictions on Transfers...............................................
      Automatic Transfers of Small Accounts...................................
   Changes in Contract Options................................................
   Mixed and Shared Funding...................................................
CHARGES AND DEDUCTIONS........................................................
   Monthly Deductions.........................................................
       Administrative Charge..................................................
       Maintenance Fee........................................................
       Distribution Charge....................................................
       Premium Tax Charge.....................................................
       Federal Tax Charge.....................................................
       Cost of Insurance......................................................
   Daily Deductions...........................................................
   Transfer Fee...............................................................
   Withdrawal Charges.........................................................
       Application of the Withdrawal Charges..................................
       Waiver of Withdrawal Charges...........................................
       Sales Charge Component.................................................

       Unreimbursed Premium Tax Component.....................................
       Fund Expenses..........................................................


   Other Charges and Deductions...............................................
       Income Taxes...........................................................
       Special Service Fees...................................................
       Elimination or Reduction of Charges and Expenses.......................

       Group and Sponsored Arrangements.......................................
   Purposes of Contract Charges...............................................


THE CONTRACTS.................................................................


   Application and Issuance of a Contract.....................................
       Free Look Right........................................................
   Premiums...................................................................
   Allocation of Premiums.....................................................
       Delayed Investment Allocation Date.....................................
   Telephone Transactions.....................................................


CONTRACT VALUES AND BENEFITS..................................................


   Death Benefit..............................................................
       Impact of Additional Premiums Payments.................................
       Adjustments to the Death Benefit Proceeds..............................
   Acceleration of Death Benefit Rider........................................
   Determination of Account Value.............................................
       Account Value and Cash Surrender Value.................................
       Net Investment Experience..............................................
   Contract Loans.............................................................





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       Immediate Loan Repayment...............................................
       Interest Credited on Loan Account......................................


   Surrender and Partial Withdrawals..........................................
   Maturity Proceeds..........................................................
   Lapse and Reinstatement....................................................
   Payment of Proceeds........................................................
   Tax Withholding............................................................
   Optional Annuity Payment Options...........................................
       Annuitization Bonus....................................................
   Right to Exchange for a Fixed Benefit Contract.............................
OTHER PROVISIONS OF THE CONTRACT..............................................
   Suicide Exclusion..........................................................
   Representations and Contestability.........................................
   Misstatement of Age or Sex.................................................
   Owner and Beneficiary......................................................
   Assignments................................................................
   Reports and Records........................................................
   Voting Rights..............................................................
   Suspension of Payments and Transfers.......................................
   Nonparticipation in Company Dividends......................................
DISTRIBUTION AND OTHER AGREEMENTS.............................................
SAFEKEEPING OF ASSETS.........................................................
MANAGEMENT OF THE COMPANY.....................................................
FEDERAL TAX STATUS............................................................
   General ...................................................................
   Taxation of the Company and the Separate Account...........................
   Income Tax Treatment of Contract Benefits..................................
   Diversification Requirements...............................................
ADVERTISING PRACTICES.........................................................
LEGAL MATTERS.................................................................
   State Regulation...........................................................


   Legal Proceedings..........................................................
   Counsel....................................................................


EXPERTS.......................................................................
REGISTRATION STATEMENT........................................................



                                   APPENDICES


APPENDIX A:  ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER
             VALUES AND ACCUMULATED VALUE OF THE PREMIUM


APPENDIX B:  FINANCIAL STATEMENTS


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (OR IN ANY SALES LITERATURE APPROVED BY THE COMPANY) IN CONNECTION WITH THE OFFER OF THE CONTRACT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE CONTRACTS ARE NOT AVAILABLE IN ALL JURISDICTIONS, AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.






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                                   DEFINITIONS

ACCOUNT - The Fixed Account and/or one or more of the Sub-Accounts of the Separate Account.

ACCOUNT VALUE - The sum of the amounts attributable to a Contract that are: (a) in the Separate Account; (b) in the Fixed Account; and, if there is an outstanding Contract loan, (c) in the Loan Account.

ACCUMULATION UNIT - A unit of measure used to calculate the Account Value of a Sub-Account of the Separate Account.

ACCUMULATION UNIT VALUE OR AUV - The value of an Accumulation Unit on a Business Day.

AGE - The attained age of the Insured on the date for which age is being determined.

BENEFICIARY - The person(s) or entity who will receive the Death Benefit.


BUSINESS DAY - Each day the New York Stock Exchange is open for regular trading, which is Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day.


CASH SURRENDER VALUE - The amount available upon surrender of the Contract, which is equal to the Contract's Account Value reduced by any outstanding Contract loan and accrued interest; and reduced by any applicable Withdrawal Charges.

CODE - The Internal Revenue Code of 1986, as amended.

COMPANY - First Variable Life Insurance Company.

CONTRACT ANNIVERSARY - An anniversary of the Contract Date.

CONTRACT DATE - The date the provisions of the Contract take effect, as shown on the Owner's Contract data page. Contract Months and Contract Years are measured from this date.

CONTRACT OPTION - The Fixed Account or any of the Sub-Accounts of the Separate Account which can be selected by the owner of a Contract.

CONTRACT YEAR - Each 12-month period beginning on the Contract Date.

DEATH BENEFIT - The Death Benefit is the amount of insurance provided under a Contract on the life of an Insured.

DEATH BENEFIT PROCEEDS - The amount payable on the death of the Insured. This amount is the Death Benefit less Indebtedness.

DISTRIBUTOR - First Variable Capital Services, Inc., 2122 York Road, Oak Brook, IL 60523.

FIXED ACCOUNT - The Fixed Account is the non-loaned portion of the Contract's Account Value that is part of the Company's general account. The Fixed Account provides guarantees of principal and interest and is not part of the Separate Account.


FUNDS - Variable Investment Series Trust and Federated Insurance Series, each of which is an open-end management investment company (i.e., a "mutual fund") in which the Separate Account invests.

GUIDELINE PREMIUM - A hypothetical amount used to determine the Death Benefit under a Contract. The Guideline Premium is the maximum amount of a single premium that would be permitted to be paid under a Contract having a given benefit, based on the applicable death benefit percentage under the guideline premium test in section 7702 of the Code.





                                       7
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INDEBTEDNESS - All amounts owed to the Company by an Owner for loans on the
Contract plus interest due or accrued on the loans.

INSURED - The person on whose life the Contract is issued.

LOAN ACCOUNT - An account which is established in the Company's general account for any amounts requested for loans. Account Value equal to the amounts loaned are transferred to the Loan Account from the Fixed Account and the Separate Account when the loans are made by the Company. Amounts in the Loan Account are credited with interest.

MATURITY DATE - The Contract Anniversary on or following the Insured's 100th birthday.

NET INVESTMENT EXPERIENCE - For any period, the Net Investment Experience of a Sub-Account of the Separate Account is the investment experience of the underlying Portfolio for the same period, reduced by the amount of charges against the Sub-Account for that period.

OWNER - The person entitled to all the ownership rights under a Contract. The initial owner is stated on the application for a Contract, and may be later changed as the Contract provides.


PORTFOLIO - A Fund's separate and distinct class of shares that is available as the underlying investment under a Contract Option.


SEPARATE ACCOUNT - A separate investment account of the Company, designated as Separate Account VL.

SUB-ACCOUNT - A segment of the Separate Account which invests in a specified Portfolio of the Funds.

VALUATION PERIOD - The period of time between the close of one Business Day and the close of business for the next succeeding Business Day.


VARIABLE SERVICE CENTER - The Company's administrative service center for the Contracts is located at 1206 Mulberry Street, Des Moines, IA 50309. The mailing address is P.O. Box 1317, Des Moines, IA 50305-1317.



                                   HIGHLIGHTS


The following is a brief listing of the basic features of the Contract. These and other features of the Contract are explained in detail throughout the prospectus. Investors should be sure to read the prospectus and the prospectuses of the Funds for more complete information.

This prospectus describes a Contract issued by the Company that provides modified single premium life insurance. Death Benefits and Account Value under these Contracts are "variable" and will reflect the Net Investment Experience of the Contract Options and Portfolios chosen by the Owner. The Fixed Account Contract Option provides guarantees of principal and interest. (For a description of the Fixed Account, see "Fixed Account Option" which appears later in this prospectus.) However, the portion of the Account Value invested in the Sub-Accounts is not guaranteed, and the Owner bears the investment risk on this portion of the Account Value. (See "Account Value.")


The Contract requires payment of a single premium on or before the Contract Date. Additional amounts may be paid thereafter, subject to certain restrictions, as long as the Contract meets the definition of a life insurance contract under the Code.




Generally, a Contract may be issued to cover an Insured from the age of one to 80 and, if the Company consents, to an Insured from the age of 81 to 85. All persons must meet the Company's underwriting and other criteria for issuance.




Owners have the right to return the Contract according to the terms of its "free-look" right. (See "Application and Issuance of a Contract--Free Look Right.")






                                       8
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The Contract provides for a Death Benefit determined by treating the initial premium as equal to 100% of the "guideline single premium" on the Contract Date. After the Contract Date, the Death Benefit is determined monthly based upon the Account Value at that time multiplied by a specified percentage. Upon the death of the Insured, the Company will pay the Death Benefit Proceeds to the beneficiary. (See "Death Benefit Proceeds.")


The Account Value may be transferred by the Owner among the Sub-Accounts (see "Transfers Among Contract Options") or from the Fixed Account. Transfers from the Fixed Account are more restrictive, however. (See "Transfers Among Contract Options" and "Fixed Account Option.")

A loan privilege is available under the Contract. Surrenders and partial withdrawal features are also permitted and may be subject to withdrawal charges, discussed below. (See "Preferred and Non-Preferred Loans" and "Surrenders and Partial Withdrawal.")


The Account Value of the Contract will vary daily based on, among other things, the Net Investment Experience of the Sub-Accounts to which amounts have been allocated and the amount of interest credited to any of the Contract's Account Value in the Fixed Account. (See "Account Value", "Charges and Expenses", "Premiums", "Preferred and Non-Preferred Loans", "Surrenders and Partial Withdrawal" and "Fixed Account Option.")




The Contract is subject to the following charges and deductions:

Monthly Deductions - composed of the following:


-      administrative charge - at an annualized rate of .40% of Account Value;

-      maintenance fee - $2.50 if Account Value is less than $100,000;

- cost of insurance - at an annualized rate of .40% of Account Value for the first 10 Contract Years and then at an annualized rate of .55% of Account Value, based on the Company's current scale, which is not guaranteed; and

- distribution, premium tax and federal tax charges for the first ten Contract Years, at an annualized rate of .65% of Account Value (.20% on an annual basis for distribution expenses; .25% on an annual basis for premium tax expenses; and .20% on an annual basis for federal tax expense)

Daily Deductions - a mortality and expense risk charge is taken and is equal to an annual rate of 0.90% of the daily net assets in each Sub-Account.

Transactions Fees - for certain transfers of Account Value between and among Contract Options, withdrawals of Account Value and upon surrender of a Contract:

- transfers - the Company will deduct a transfer fee of $10 per transfer if more than 12 transfers are made in a Contract Year.;

- withdrawals and surrenders - withdrawal charges may be assessed during the first nine Contract Years. The withdrawal charge decreases from 9.75% of premiums to 0% at the end of the ninth Contract Year. It is composed of a Sales Charge of up to 7.5% of premium(s) and an Unreimbursed Premium Tax Charge of up to 2.25% of premiums These Withdrawal Charges will also apply if the Account Value is applied to an optional annuity payment option within five years of the Contract Date. (See "Optional Annuity Payment Options") No Withdrawal Charges will be taken on a partial withdrawal in any Contract Year unless the amount withdrawn exceeds the annual Free Withdrawal Amount. The annual Free Withdrawal Amount is equal to 15% of the premium payment(s) that have been made. (These 15% withdrawals do not reduce premium payments for purposes of computing the Withdrawal Charges.)

For more information about each of these charges and deductions, see the "Charges and Deductions" section of this prospectus.

Fund Expenses - underlying shares of the Portfolios of Variable Investors Series Trust ("VIST") and Federated Insurance Series ("Federated") are purchased at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. The total annual expenses of the Portfolios as a percentage of average net assets for the year ended December 31, 1997 were:





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

                                                        Other Operating
                                    Management          Expenses (After         Total Annual
          Portfolio                     Fees             Reimbursement)           Expenses
          ---------                     ----             --------------           --------
VIST Small Cap Growth                   .85%                  .50%                  1.35%
VIST World Equity                       .70%                  .50%                  1.20%
VIST Growth                             .70%                  .40%                  1.10%
VIST Matrix Equity                      .65%                  .50%                  1.15%
VIST Growth & Income                    .75%                  .50%                  1.25%
VIST Multiple Strategies                .70%                  .49%                  1.19%
VIST High Income Bond                   .70%                  .50%                  1.20%
VIST U.S. Government Bond               .60%                  .25%                   .85%
Federated Prime Money Fund II           .55%                  .25%                   .80%



First Variable Advisory Services Corp., the investment adviser to VIST, has agreed through April 1, 1999 to reimburse VIST for operating expenses (exclusive of management fees) in excess of .50% of a VIST Portfolio's average daily net assets (.25% in the case of the VIST U.S. Government Bond Portfolio). Had this investment adviser not reimbursed expenses of the VIST Portfolios, for the year ended December 31, 1997, the VIST annual expenses, as a percentage of the Portfolio's average assets, would have been 1.79% for the VIST Small Cap Growth Portfolio; 1.47% for the VIST World Equity Portfolio; 1.54% for the VIST Matrix Equity Portfolio; 1.60% for the VIST Growth & Income Portfolio; 1.21% for the VIST Multiple Strategies Portfolio; 1.64% for the VIST High Income Bond Portfolio; and 1.73% for the VIST U.S. Government Bond Portfolio. Federated Advisors, the investment adviser for Federated has voluntarily agreed to waive any portion of its fee and/or reimburse certain operating expenses of Federated in excess of .80% of the Federated Prime Money Fund II Portfolio's average net assets, but can modify or terminate this voluntary agreement at any time at its sole discretion. Had this investment adviser not waived expenses and/or reimbursed expenses of the Federated Prime Money Fund II Portfolio for the year ended December 31, 1997, the annual expenses, as a percentage of the Portfolio's average assets, would have been 1.00%.

The managment fees and other expenses are more fully described in the prospectuses for each of the underlying Funds.



                                  THE COMPANY


First Variable Life Insurance Company (the "Company") is a stock life insurance company which was organized under the laws of the State of Arkansas in 1968. The Company is principally engaged in the business of variable life insurance, variable annuities, and fixed annuities. The Company is licensed in 49 states, the District of Columbia and the U.S. Virgin Islands. The Company is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA") which, in turn, is beneficially owned by Irish Life plc ("Irish Life"). ILoNA also owns Interstate Assurance Company of Des Moines, Iowa and Guarantee Reserve Life Insurance Company of Calumet City, Illinois. Irish Life was formed in 1939 through a consolidation of a number of Irish and British Life offices transacting business in Ireland. In terms of assets, Irish Life controls over 50% of the Irish domestic life insurance market. As Ireland's leading institutional investor, it owns in excess of 10% of the leading Irish publicly traded stocks. Irish Life, through its international subsidiaries, conducts business in Ireland, the United Kingdom, the United States, and France. As of the end of 1997, the Irish Life consolidated group had in excess of $14 billion in assets. ILoNA is a Delaware corporation, incorporated as Carrig International, Inc. in 1986.

The Company has an A- (Excellent) rating from A.M. Best, an independent firm that analyzes insurance carriers. This rating is assigned to companies that have a strong ability to meet obligations to Contract holders over a long period of time. The Company also has an AA- rating from Standard and Poor's and an AA rating from Duff & Phelps Credit Rating Co. on claims paying ability. The financial strength of the Company may be relevant with respect to the Company's ability to satisfy its Fixed Account obligations under the Contracts.





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                              THE SEPARATE ACCOUNT




The Company authorized the establishment of Separate Account VL (the "Separate Account") as a segregated asset account pursuant to Arkansas insurance law on March 6, 1987. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management of the Separate Account or the Company.





The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. The Company's general account also supports all of the Company's obligations, including those arising under the Contracts.

The Separate Account is divided into Sub-Accounts, with the assets of each Sub-Account invested in one Portfolio of a selected Fund. Owners bear the complete investment risk for premium payments and Account Value allocated or transferred to a Sub-Account. Account Values fluctuate in accordance with the investment performance of the Sub-Account(s) and reflect the imposition of the fees and charges assessed under a Contract.


                                CONTRACT OPTIONS

Owners of a Contract may allocate premium payments and Account Value to one or more Sub-Accounts of the Separate Account and to the Fixed Account.

Each Sub-Account invests exclusively in a Portfolio of a selected Fund. A brief summary of the Funds and the investment objectives of the currently available Portfolios is set forth below. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds, which are included with this prospectus. The prospectuses for the Funds may describe other portfolios that are not available under a Contract. THERE IS NO ASSURANCE THAT THE AVAILABLE PORTFOLIOS WILL ACHIEVE THEIR STATED OBJECTIVES. Investors should read this prospectus and the prospectuses for the Funds carefully before investing.

VARIABLE INVESTORS SERIES TRUST

Variable Investors Series Trust ("VIST") is an open-end management investment company that was formed as a series trust to provide funding options for variable life insurance and variable annuity contracts. Effective April 1, 1994, VIST retained First Variable Advisory Services Corp. ("FVAS") to manage its assets. FVAS is a wholly-owned subsidiary of the Company and retains the services of sub-advisers under agreements to manage the assets of the VIST Portfolios. The sub-advisers for the VIST Portfolios currently available under a Contract are: Value Line, Inc. with respect to VIST Growth and VIST Multiple Strategies Portfolios; Warburg Pincus Asset Management, Inc. with respect to VIST Growth & Income Portfolio; Federated Investment Counseling with respect to VIST High Income Bond Portfolio; Pilgrim Baxter & Associates, Ltd. with respect to VIST Small Cap Growth Portfolio; State Street Bank and Trust Company with respect to VIST Matrix Equity Portfolio; Strong Capital Management, Inc. with respect to VIST U.S. Government Bond Portfolio; and Keystone Investment Management Company with respect to VIST World Equity Portfolio.


Each Portfolio has a distinct investment objective and Contract. The investment objectives of the Portfolios available under a Contract are:

VIST Small Cap Growth. The investment objective of this Portfolio is to seek capital appreciation. The Portfolio will invest, under normal conditions, at least 65% of its total assets in securities of companies with small capitalization (market capitalization or annual revenues under $1 billion at the time of purchase).

VIST World Equity. The investment objective of this Portfolio is to maximize long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located in countries around the world, including the United States. See "Foreign Investments" under "Contracts and Techniques Applicable to all Portfolios" in the VIST prospectus for a discussion of the risks involved in investing in foreign securities.

VIST Growth. The investment objective of this Portfolio is capital growth, which it seeks to achieve through a Contract of investing primarily in a diversified portfolio of common stocks and securities convertible into or exchangeable for common stock. The secondary objective is current income, when consistent with its primary objective.

VIST Matrix Equity. The investment objective of this Portfolio is capital appreciation and current income. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio that is selected by the Sub-Adviser on the basis of its proprietary analytical model. Sector weights are normally maintained at a similar level to that of the S&P 500 Index. The Portfolio will invest at least 65% of its total assets in equity securities.

VIST Growth & Income. The investment objectives of this Portfolio are to provide current income and growth of capital. The Portfolio seeks to achieve its objectives by investing in equity securities, fixed income securities and money market instruments. The portion of the Portfolio invested at any given time in each of these asset classes will vary depending on market conditions, and there may be extended periods when the Portfolio is primarily invested in one of them. In addition, the amount of income derived from the Portfolio will fluctuate depending on the composition of the Portfolio's holdings and will tend to be lower when a higher portion of the Portfolio is invested in equity securities. The Portfolio may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.

VIST Multiple Strategies. The investment objective of this Portfolio is to seek as high a level of total return over an extended period of time as is considered consistent with prudent investment risk by investing in equity securities, bonds, and money market instruments in varying proportions.

VIST High Income Bond. The investment objective of this Portfolio is to obtain as high a level of current income as is believed to be consistent with prudent investment management. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objectives by investing primarily in fixed income securities rated lower than A. Many of the high yield securities in which the Portfolio may invest are commonly referred to as "junk bonds." For special risks involved with investing in such securities (including among others, risk of default and illiquidity) see "Investment Objectives and Contracts of the Portfolios -- High Income Bond Portfolio" in the VIST prospectus.

VIST U.S. Government Bond. The investment objective of this Portfolio is to seek current income and preservation of capital through investment primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, authorities, or instrumentalities.


FEDERATED INSURANCE SERIES

Federated Insurance Series ("Federated") is an open-end investment management company that was formed as a series trust to provide funding options for variable life insurance and variable annuity contracts. Pursuant to an investment advisory contract, investment decisions for Federated are made by Federated Advisers, an affiliate of Federated Investment Counseling. Federated Securities Corp. is the principal distributor for shares of Federated Prime Money Fund Portfolio.

Federated Prime Money Fund II. The investment objective of the Portfolio is to provide current income consistent with stability of principal and liquidity. The Portfolio pursues its investment objective by investing exclusively in money market instruments maturing in 397 days or less. An investment in the Federated Prime Money Fund II Portfolio is neither insured nor guaranteed by the U.S. Government.

FIXED ACCOUNT OPTION

This Prospectus is generally intended to describe the Contract and Separate Account. Because of certain exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the Fixed Account.

The Company guarantees that it will credit interest to Account Values in the Fixed Account at a minimum effective rate of 3% per year. Additional amounts of "current" interest may be credited by the Company in its sole discretion. Additional premium payments allocated to the Fixed Account may receive a different current interest rate than the current interest rate credited to amounts transferred from the Separate Account. New premium payments and transfers from the Separate Account or Loan Account to the Fixed Account may each receive different current interest rate(s) than the current interest rate(s) credited to Account Value existing in the Fixed Accounts. The Company determines current interest rates in advance, and credits interest daily to Fixed Account Value.

TRANSFERS AMONG CONTRACT OPTIONS

General Requirements. An Owner may transfer Account Value among Contract Options by written request or telephone authorization. The minimum amount which may be transferred is the lesser of (a) $1,000; or (b) the Owner's entire interest in the applicable Sub-Account or Fixed Account. A written request to transfer Account Value, or to reallocate future premium payments should be sent or telecopied to the Variable Service Center. To request a transfer or reallocation by telephone, the Owner should contact his or her sales representative or contact the Variable Service Center at 1-800-228-1035. Requests for transfers or reallocations by telephone will be automatically permitted. The Company will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by the Company to be genuine will be the Owner's responsibility, including losses arising from any errors in the communication of instructions. As a result of this, the Owner will bear the risk of loss. If the Company does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to dishonored or fraudulent instructions. (See "Telephone Transactions.")

Any transfer instruction must clearly specify the amount which is to be transferred and the Contract Options which are to be affected. All Sub-Account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the end of the Valuation Period in which the Company receives the transfer request at its Variable Service Center.







Unless otherwise permitted by the Company, Account Value to be transferred from the Fixed Account to other Contract Options in any Contract Year may only be requested within 30 days of the Contract Anniversary and may not be entirely transferred in less than 4 Contract Years. For example, only 25% of the Fixed Account Value on the Contract Date may be transferred to other Contract Options during the first Contract Year. After the first Contract Year, transfers during a Contract Year may not exceed the greater of:

- 25% of the Fixed Account Value on the immediately preceding Contract Anniversary; or

- 100% of the Fixed Account Value transferred to other Contract Options during the immediately preceding Contract Year.

A transaction fee may be imposed if the Owner makes more than 12 "free" transfers in a Contract Year. The Company may from time to time increase the permitted number of free transfers. (See "Charges and Deductions.")

Systematic Transfers - Dollar Cost Averaging. The Company permits systematic transfers, such as dollar cost averaging, that an Owner may initiate by telephone or by written request to the Company at its Variable Service Center. Through systematic transfers, designated amounts are transferred on the last Business Day of each pre-selected period from a selected Contract Option to other pre-selected Contract Options. The Owner may select from among the following periods, or any other period acceptable to the Company: monthly, quarterly, semi-annually or annually. The dollar cost averaging program permits transfers from the Prime Money Fund Sub-Account or the Fixed Account to other Sub-Account(s) on a regular scheduled basis. Through use of systematic transfers, instead of transfers of the total Account Value at one particular time, an Owner may be less susceptible to the impact of market fluctuations. Systematic transfers may prevent investing too much when the price of shares is high and too little when the price of shares is low. However, since systematic transfers, such as dollar cost averaging involve continuous investment regardless of fluctuating price levels, the purchaser should consider his ability to continue purchases through periods of low price levels. The minimum amount which may be transferred at any time is $100. The Company requires $1,200 of Account Value to be in the Prime Money Fund II Sub-Account or the Fixed Account, as applicable, before a "dollar cost averaging" program may begin. Transfers from the Fixed Account are also subject to the restrictions described above in General Requirements, except that 100% of amounts in the Fixed Account may be systematically transferred within one year if transfers are made monthly. Systematic transfers under the dollar cost averaging program are not subject to the transaction fee on transfers, and are not taken into account for purposes of determining the number of "free" transfers within a year. The Company does not currently charge for enrolling in the dollar cost averaging program, but reserves the right to do so. (See "Special Service Fees.")

Asset Rebalancing Program. The Company administers an asset rebalancing program that an Owner may initiate by telephone or by written request to the Company at its Variable Service Center. The asset rebalancing program enables the Owner to indicate to the Company the percentage levels of Account Value he or she would like to maintain in particular Contract Options. On the last Business Day of each pre-selected period, the Account Value will be automatically rebalanced to maintain the indicated percentages by transfers among the Contract Options. The Owner may select from among the following periods, or any other period acceptable to the Company: quarterly, semi-annually or annually. All Account Value allocated to the Separate Account Contract Options must be included in the asset rebalancing program. Asset rebalancing involving transfers from the Fixed Account are subject to the restrictions described above in General Requirements. Other investment programs, such as systematic transfers and systematic withdrawals, or other transfers or withdrawals may not work in concert with the asset rebalancing program. Therefore, Owners should monitor their use of these programs and other transfers or withdrawals while the asset rebalancing program is being used.

Transfers under the asset rebalancing program are not subject to the transaction fee on transfers, and are not taken into account for purposes of determining the number of "free" transfers within a year. The Company does not currently charge for enrolling in the asset rebalancing program, but reserves the right to do so. (See "Special Service Fees.")


Restrictions on Transfers. Programmed or other frequent requests to transfer among Contract Options by, or on behalf of, an Owner may have a detrimental effect on the Fund share values held in the Separate Account. The Company may therefore limit the number of permitted transfers in any Contract Year, or refuse to honor any transfer request for an Owner or a group of Owners if it is informed that the purchase or redemption of shares of one or more of the Portfolios is to be restricted because of excessive trading, or if a specific transfer or group of transfers is deemed to have a detrimental effect on AUV or Portfolio share prices.

The Company may also at any time suspend or cancel its acceptance of third party authorizations on behalf of an Owner; or restrict the Contract Options that will be available for such transfers. Notice will be provided to the third party in advance of the restrictions. The restrictions will not be imposed, however, if the Company is given satisfactory evidence that: (a) the third party has been appointed by the Owner to act on the Owner's behalf for all financial affairs; or (b) the third party has been appointed by a court of competent jurisdiction to act on the Owner's behalf.


The Company reserves the right at any time and without prior notice to any party to modify, suspend or terminate the transfer privileges including, but not limited to, the description in "Suspension of Payments and Transfers."


Automatic Transfers of Small Accounts. The Company reserves the right, subject to any applicable law, to transfer Contract Value from any Contract Option if less than $250, to the Contract Option with the highest Contract Value. (See "The Contract--Minimum Value Contract Requirements.")

CHANGES IN CONTRACT OPTIONS

New Sub-Accounts may be established and additional portfolios or mutual funds may be made available by the Company when, in its sole discretion, it determines that conditions so warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company. Each additional Sub-Account will purchase shares in another portfolio of a Fund, or in another mutual fund or investment vehicle.

The Company does not guarantee that continued purchase of Portfolio shares will remain appropriate in view of the purposes of the Separate Account. If shares of a Portfolio are no longer available for investment by the Separate Account or if, in the judgment of the Company, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another portfolio, or mutual fund for shares already purchased or to be purchased in the future. The Company also may, in its discretion, remove Portfolios for transfers or new investments. No substitution of securities may take place without prior approval of the SEC and in compliance with any requirements the SEC may impose.


MIXED AND SHARED FUNDING

Shares of VIST and Federated Prime Money Fund II are sold to the Company for allocation to the Separate Account in connection with the Contracts, and for allocation to other separate accounts funding variable annuity contracts and other variable life insurance contracts issued, or to be issued, by the Company. Shares of VIST and Federated Prime Money Fund II may also be sold to other insurance companies, either affiliated or unaffiliated with the Company, for the same purpose. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in one or more of the VIST Portfolios or Federated Prime Money Fund II simultaneously if the interests of variable life insurance and variable annuity contract owners differ. The boards of trustees of VIST and Federated Prime Money Fund II and the participating insurance companies intend to monitor events to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken in response.

                             CHARGES AND DEDUCTIONS

Various charges and deductions are made from the Account Value and the Separate Account. These are:

MONTHLY DEDUCTIONS

On the first day of each Contract month, a monthly deduction will be made by reducing a Contract's Fixed Account Value and/or canceling Accumulation Units from each Sub-Account to which any of the Contract's Account Value is then allocated. The deductions will be in the ratio that the value of each Contract Option bears to the Account Value, or by any other method selected by the Owner and acceptable to the Company. The amount of the monthly deduction will vary from month to month.

The monthly deductions are comprised of the following charges:


Administrative Charge. The monthly administrative charge is made at an effective rate that is equal, on an annual basis, to 0.40% of Account Value.

Maintenance Fee. The monthly maintenance fee is $2.50 for a Contract with less than $100,000 in Account Value.

Distribution Charge. During the first 10 Contract Years, a monthly distribution charge is made at an effective rate that is equal, on an annual basis, to 0.20% of Account Value

Premium Tax Charge. During the first 10 Contract Years, a monthly premium tax charge is made to offset the average premium tax the Company is expected to pay to various states and local jurisdictions. The charge will not necessarily equal the premium taxes paid by the Company with respect to a particular Contract. This charge is made at an effective rate that is equal, on an annual basis, to 0.25% of Account Value. The Company expects to pay an average premium tax of approximately $2,500 on $100,000 of premiums for all states, although such tax rates can generally range from 0% to 4%.

Federal Tax Charge. During the first 10 Contract Years, a monthly federal tax charge is made to compensate the Company for the increase in federal tax liability from the application of Section 848 of the Code. This charge is made at an effective rate that is equal, on an annual basis, to 0.20% of Account Value.

Cost of Insurance. This is a charge for the cost of providing life insurance coverage for the Insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the Contract, calculated, for standard risk Insureds, using the 1980 Commissioner's Standard Ordinary Mortality tables, Age Last Birthday ("1980 CSO"). These mortality tables are sex distinct and the guaranteed cost of insurance charge may vary by the attained age, sex and underwriting class of the Insured. The maximum cost of insurance charge for substandard risk Insureds are based on multiples or additives to the guaranteed standard rates established by the 1980 CSO.

Currently, a cost of insurance charge is taken that is less than the maximum cost of insurance charge where an Insured is determined by the Company to be a standard nonsmoker underwriting risk. This monthly charge is equal to an effective annual rate of 0.40% of Account Value and is not guaranteed. For Contract Years 11 and later, this monthly charge is anticipated to be increased to an annual effective rate of 0.55% of Account Value.





DAILY DEDUCTIONS


Each Business Day, the Company will deduct a mortality and expense risk charge, which is equal to a percentage of the net assets in each Sub-Account of the Separate Account for this class of Contract. The mortality and expense risk charge is equal to 0.90%, on an annual basis, of the average daily net assets in each Sub-Account.





TRANSFER FEE


If more than 12 transfers have been made in a Contract Year, the Company will deduct a Transfer Fee of $10 per transfer. Systematic transfers of Account Value approved by the Company are not taken into account in determining any Transfer Fee. (See "Systematic Transfers - Dollar Cost Averaging.") The charge is taken pro rata from the Account Value in each Contract Option prior to a transfer, or by any other method selected by the Owner and approved by the Company in advance of the transfer.

WITHDRAWAL CHARGES

A withdrawal charge may be assessed if a Contract is surrendered, or if a withdrawal of Account Value is made during the first 9 Contract Years.

The withdrawal charge consists of two separate components: one for a sales charge and one for an unreimbursed premium tax charge. The Withdrawal Charges are calculated by separately multiplying the applicable percentage shown in the tables below for the sales charge component and the unreimbursed premium tax component charge by the premium deemed surrendered, withdrawn or applied to an optional annuity payment option and totaling the results. The Withdrawal Charges will vary depending on the number of Contract Years that have elapsed since the Contract Date. An additional premium payment during this period will result in a new level of Withdrawal Charges based on that payment. The level of the additional Withdrawal Charge will be determined by reference to the Contract Date, and will not apply beyond the tenth Contract Year. For purposes of computing withdrawal charges, premium payments are deemed to be withdrawn in the order in which they are received by the Company without regard to any earnings or losses attributable to the payment. The amount of any withdrawal charge deducted from the Account Value will be determined by subtracting values from the Fixed Account and/or canceling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Account Value, unless another method is requested and the Company approves the request in advance of the transaction.

Application of the Withdrawal Charges. No Withdrawal Charges will be assessed upon any withdrawal unless the amount withdrawn exceeds the Free Withdrawal Amount for that year. The annual Free Withdrawal Amount is an amount equal to 15% of the amount of cumulative premium(s) paid and not previously withdrawn or loaned during that Contract Year. These 15% withdrawals do not reduce premium payments for purposes of computing the Withdrawal Charges. The Withdrawal Charges will apply to the amount withdrawn or surrendered in any Contract Year that exceeds 15% of premium payments. The unused portion of the Free Withdrawal Amount for one Contract Year will not be carried over to the next Contract Year. The Free Withdrawal Amount is not available on withdrawal requests that fail to meet the minimum remaining Account Value requirements for a partial withdrawal. (See "Partial Withdrawals.")


Waiver of Withdrawal Charges.  The Company will waive the Withdrawal Charges:

- after the first Contract Year and subject to state availability, if the Insured or the Insured's spouse is confined in an approved nursing home for 90 days;

-      if any Death Benefits are paid; or

- if the Account Value is applied after five Contract Years to an optional annuity payment option. (See "Optional Annuity Payment Options.")


To qualify for a waiver of the Withdrawal Charges based upon confinement in a qualified nursing home, the Insured or the Insured's spouse must never have been confined in a qualifying nursing home on or before the date the application for the Contract was signed. The Company may require evidence satisfactory to it for any of these conditions. Owners should review their Contract carefully for a complete description of these waivers.


Sales Charge Component. The sales charge component is expressed as a percentage of cumulative premiums paid. The rate decreases each year:


                    Contract Year of Surrender or Withdrawal


                 1        2         3        4         5        6         7       8        9       10+
Sales
Charge          7.5%     7.5%     7.25%     6.5%     5.75%      5%      4.25%    3.5%    2.75%      0%


Unreimbursed Premium Tax Charge Component. The unreimbursed premium tax charge component is expressed as a percentage of premiums. The rate decreases each year:

                    Contract Years of Surrender or Withdrawal
                 1        2        3         4         5        6         7       8        9       10+
Premium Tax
Charge         2.25%      2%      1.75%     1.5%     1.25%      1%      0.75%    0.5%    0.25%      0%


Fund Expenses. Underlying shares of the Portfolios of Variable Investors Series Trust ("VIST") and Federated Insurance Series ("Federated") are purchased at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. (See "Highlights.")


OTHER CHARGES AND DEDUCTIONS



Income Taxes. While the Company is not currently reducing Account Value for federal income taxes of the Separate Account, the Company reserves the right to do so if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will make deductions for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a Company reserve for taxes and whether or not it was sufficient.

The Company will make deductions for any withholding taxes required by applicable law when amounts are distributed from a Contract. (See "Tax Withholding.")

Special Service Fees. The Company may charge Owners for special services, such as additional reports, and dollar cost averaging. As of the date of this prospectus, it does not charge for these special services.


Elimination or Reduction of Charges and Expenses. The charges and expenses on a Contract may be reduced or eliminated, in whole or in part, when sales of Contracts are made to individuals or to group and sponsored arrangements in a manner that results in expected savings of sales, administration, or other expenses or in a reduction in the level of risk the Company expects to assume under the Contracts. (Such groups and arrangements are described below under "Group and Sponsored Arrangements.") Any reduction will be determined by the Company after examination of relevant factors such as:


- the size and type of group to which sales are to be made, because expenses for a larger group are generally less than for a smaller group since large numbers of Contracts may be implemented and administered;

- the total amount of premium payments to be received, because expenses are likely to be less on larger premium payments than on smaller ones;

- any prior or existing relationship with the Company, because of the likelihood of implementing the Contract with fewer contacts; and other circumstances, of which the Company is not presently aware, which could result in reduced expenses; and


- after a Contract is issued, in the event anticipated expenses for later Contract Years are anticipated to be less than initially projected.

Charges may also be eliminated or reduced when a Contract is issued to an officer, director, employee or agent of the Company or any of its affiliates. No adjustment is guaranteed by the Company, and any adjustment may vary by group. All adjustments will be made under the Company's administrative rules then in effect and in no event will reductions or elimination of the charges be permitted where reductions or elimination will be unfairly discriminatory to any person.


Group and Sponsored Arrangements. Group arrangements include those in which a trustee, employer, an association or similar entity purchases individual Contracts covering a group of individuals on a group basis. An example of such an arrangement is a non-tax qualified deferred compensation plan. Sponsored arrangements include those in which an employer, an association or similar entity permits the Company to offer Contracts to its employees or members on an individual basis.

The United States Supreme Court has held that certain insurance contracts providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, the Company may offer Contracts for use in connection with certain employee benefit programs where the cost of insurance does not vary with the sex of the insured. The Company recommends that any employer proposing to offer the Contracts to employees under a group or sponsored arrangement consult its attorney before doing so.




PURPOSES OF CONTRACT CHARGES


The charges under the Contracts are designed to cover, in the aggregate, the Company's direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate the Company for the risks it assumes pursuant to the Contracts. These include mortality risks (such as the risk that insured persons will, on average, die before the Company expects, thereby increasing the amount of claims the Company must pay); investment risks (such as the risk that adverse investment performance will make it more costly to provide the transfer rights under the Contracts or reduce the amount of the Company's asset-based fee revenues below what the Company anticipates); sales risks (such as the risk that the number of Contracts sold and the premiums received (net of withdrawals) are less than the Company expects thereby depriving the Company of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the Company must provide will exceed what the Company currently projects).

If, as expected, the charges that the Company collects from the contracts exceed its total costs in connection with the Contracts, the Company will earn a profit. Otherwise it will incur a loss. The current and maximum rates of certain of the Company's charges have been set with reference to estimates of the amount of specific types of expenses or risks that the Company will incur. In some cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, distribution charge and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount the Company collects from that charge will never be more than the amount of such expense or risk, or that the Company may not also be compensated for such expense or risk out of any other charges the Company is permitted to deduct by the terms of the Contracts.

                                  THE CONTRACTS


APPLICATION AND ISSUANCE OF A CONTRACT


An application must be submitted to the Company at its Variable Service Center by anyone wishing to purchase a Contract. If a premium payment is made with the application, the Contract Date will be the later of the date the Company approves the application or the date of receipt of the premium payment. Only one premium payment may be made before the Contract is issued. Applicants between the ages of 0 and 80 are eligible for simplified underwriting without a medical examination under the Company's current underwriting rules, which are subject to change. The Company will review an application under its underwriting rules, and may request additional information or reject an application. The Company generally will not issue a Contract to employee benefit plans qualified under
Section 401 of the Code.


If a Contract is issued, monthly Contract charges will begin as of the Contract Date, even if the Contract's issuance was delayed due to underwriting requirements. If the Company declines an application, it will refund the premium payment made.

If the premium is paid upon delivery of the Contract, the Contract will have a Contract Date which is generally five days after issue. Monthly Contract charges will begin on the Contract Date. Insurance coverage under the Contract will begin upon receipt of the premium.

Under limited circumstances, the Company may backdate a Contract, upon request, by assigning a Contract Date earlier than the date the application is signed. Backdating may be desirable, for example, so that the Cost of Insurance rate for the initial Death Benefit amount is lower, based on the Insured's insurance age.

Free Look Right. An Owner has the right to review a Contract during an initial inspection period specified in the Contract and, if dissatisfied, to return it to the Company or to the agent through whom it was purchased. When the Contract is returned to the Company during the permitted period, it will be voided as if it had never been in force. The Company will ordinarily refund the Account Value (which may be greater or less than the premium payments received) on a Contract returned during the permitted period, unless a different amount is required by state law. The "free look" period is typically 10 days, and may be greater depending on state requirements.

PREMIUMS

The Contracts are designed for a large single premium to be paid by the Owner on or before the Contract Date. Generally, the minimum initial premium the Company requires for a Contract is $10,000. The initial premium is used to determine the initial Death Benefit under the Contract (See "Death Benefits.")

The Contract is primarily intended to be a single premium Contract with a limited ability to make additional premium payments. Additional premium payments under the Contract are permitted under the following circumstances:


- an additional premium payment is required to keep the Contract in force (See "Lapse and Reinstatement"); or

- an additional premium is paid equal to the lesser of (i) $5,000; or (ii) 5% of the initial premium.


Payment of additional premiums may increase the Death Benefit. However, the Company reserves the right to require satisfactory evidence of insurability before accepting an additional premium payment in excess of the lesser of (a) $5,000 or (b) 5% of the initial premium. The Company may require that any Contract loans be repaid prior to accepting any additional premium payments.


The Company will not accept any additional premium payment which would result in the total premiums paid exceeding the premium limitation prescribed by Internal Revenue Service to qualify the Contract as a life insurance contract, unless the Insured qualifies for an additional amount of life insurance. (See "Death Benefit--Impact of Additional Premium Payments.")

ALLOCATION OF PREMIUMS

Premium payments are allocated to the appropriate Sub-Account(s) within the Separate Account that invest in the selected Portfolio(s), or to the Fixed Account, in accordance with an Owner's instructions. For each Sub-Account, premium payments are converted to Accumulation Units. The number of Accumulation Units credited to a Contract is determined by dividing the amount allocated to the Sub-Account by the value of the applicable Accumulation Unit as of the Valuation Period during which the premium payment is allocated to the Sub-Account. Premium payments allocated to the Fixed Account are credited in dollars.

Premium payments are generally allocated to the Sub-Accounts or the Fixed Account as of the later of the Contract Date or the date the premium is received.


Delayed Investment Allocation Date. Initial premium payments are allocated to the Sub-Accounts or to the Fixed Account as selected by the Owner. On the date of this Prospectus, the Company does not delay investment start dates and will allocate premium payments to the selected Contract Options upon issuance of a Contract. The Company reserves the right, however, to allocate initial premium payments to the Prime Money Fund II Sub-Account for an investment delay period before they will be invested (together with any investment gain) in any other Sub-Account(s) designated by the Owner. If the Company elects to delay such initial investments in Sub-Accounts, the delay would apply where a Contract is issued subject to a requirement that premium payments be refunded upon the exercise of a `free look' right. Allocation to the Sub-Account(s) designated by the Owner would be made at the end of the "free look" inspection period. The investment delay period would be measured from the date a Contract is issued from the Variable Service Center and would include up to 5 extra days in addition to the applicable `free look' inspection period to provide time for mail or other delivery of the Contract to the Owner.

Should the Company elect to delay investment allocation dates, it will so advise prospective investors in a Contract.


TELEPHONE TRANSACTIONS


An Owner may initiate various transactions by telephone. The Variable Service Center (1-800-228-1035) is available for telephone transfers of Account Value, notification of change of address, change of premium allocations among Contract Options, partial withdrawal requests and Contract loans.

The Company's automated information line (1-800-59-FUNDS) is available for current information on Accumulation Unit Values, current Account Value, and for telephone transfers of Account Value.


If there are joint owners of a Contract, unless the Company is informed to the contrary, instructions will be accepted from either one of the joint owners. Requests for transfers or reallocations by telephone will be automatically permitted. The Company will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by the Company to be genuine will be the Owner's responsibility, including losses arising from any errors in the communication of instructions. As a result of this, the Owner will bear the risk of loss. If the Company does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to dishonored or fraudulent instructions.


                          CONTRACT VALUES AND BENEFITS

DEATH BENEFIT


When an application for a Contract is approved, the Company determines the Face Amount of insurance and then issues a Contract. The Death Benefit on the Contract Date is the Face Amount, and any additional benefit riders elected. The Death Benefit may change as a result of additional premium payments, an increase or decrease in Account Value, or in the event of partial withdrawals.

Upon receipt of proof of death of the Insured, the Company will pay the Death Benefit Proceeds to the Beneficiary. The Owner or the Beneficiary may elect that the Death Benefit Proceeds be paid in a single sum, in the form of a fixed annuity, or that they be retained by the Company. The amount of the Death Benefit is determined on the date the Company receives proof of the Insured's death and will be the greater of (a) the Face Amount or (b) the Account Value times the death benefit factor from the following table:



                        Percentage of                      Percentage of                     Percentage of
      Attained Age      Account Value     Attained Age     Account Value    Attained Age     Account Value

         0-35                250               57               142              79               105
           36                250               58               138              80               105
           37                250               59               134              81               105
           38                250               60               130              82               105
           39                250               61               128              83               105
           40                250               62               126              84               105
           41                243               63               124              85               105
           42                236               64               122              86               105
           43                229               65               120              87               105
           44                222               66               119              88               105
           45                215               67               118              89               105
           46                209               68               117              90               105
           47                203               69               116              91               104
           48                197               70               115              92               103
           49                191               71               113              93               102
           50                185               72               111              94               101
           51                178               73               109              95               100
           52                171               74               107              96               100
           53                164               75               105              97               100
           54                157               76               105              98               100
           55                150               77               105              99               100
           56                146               78               105



Face Amount and Guidleine Single Premium - The Face Amount on the Contract Date is determined by treating the initial premium as a "guideline single premium." The "guideline single premium" is an amount necessary to keep the Contract in force until the Maturity Date, using the Contract's guaranteed charges, and assuming a 4% net investment return and other assumptions and calculations required by the Code for a Contract to qualify as life insurance contract under what is commonly referred to as the "guideline premium test." The "guideline single premium" will vary by attained age, sex and underwriting risk class. This will generally result in the same initial premium providing a Face Amount that is higher for non-smokers than smokers, and a higher Face Amount for females than for males.

Face Amount and Additional Premium Payments. Additional premium payments may result in an increase in Death Benefit by an amount sufficient to permit a Contract to remain within the definition of a "life insurance contract" under Code section 7702. The Company may require additional evidence of the insurability of the Insured before accepting the additional payments.





Adjustments to the Death Benefit Proceeds. The Death Benefit Proceeds actually paid to the beneficiary are equal to the Death Benefit reduced by any outstanding loan and accrued loan interest. The Death Benefit Proceeds will be increased by any other rider benefits payable.




ACCELERATION OF DEATH BENEFIT RIDER

Subject to state availability, an accelerated death benefit rider is included in a Contract. This rider permits an Owner to receive an advance of 50% of the Death Benefit, less any indebtedness, up to a maximum of $50,000. The advance is payable when the Insured has been diagonosed as having a terminal illness with a life expectancy of 12 months or less.

Amounts advanced under the rider generally will be considered death benefit for income tax purposes. (See "Federal Tax Status - Life Insurance and Modified Endowment Contract Definitions.")


Upon payment of an advance under the rider, the Contract's Fact Amount, Account Value and Cash Surrender Value will be reduced by the percentage of Death Benefit advanced to the Owner, and any Indebtedness will be reduced by the portion of the Indebtedness deemed repaid when calculating the advance.


DETERMINATION OF ACCOUNT VALUE

Account Value and Cash Surrender Value. The Account Value under a Contract includes its value in the Separate Account, in the Fixed Account and, if there is any Indebtedness, in the Loan Account. The Account Value reflects premiums, the Net Investment Experience of the Contract's Sub-Accounts, interest credited on its Account Value in the Fixed Account and on amounts held in the Loan Account, amounts deducted for Contract charges or any Withdrawal Charges that apply to an Owner request to reduce the Face Amount and amounts withdrawn or surrendered.

The Contract's Cash Surrender Value is the amount the Owner will receive upon surrender of the Contract. The Cash Surrender Value is the Account Value reduced by any outstanding Contract loan (and accrued interest) and by any applicable Withdrawal Charges. (See "Preferred and Non-Preferred Loans" and "Withdrawal Charges.")

The Contract's Cash Surrender Value in the Separate Account may increase or decrease daily depending on the Net Investment Experience of the Contract's Sub-Accounts. Unfavorable investment experience can reduce the Cash Surrender Value to zero. Because there is no guaranteed minimum Account Value in the Separate Account, the Owner bears the entire investment risk with respect to the Account Value allocated to the Separate Account.


Net Investment Experience. The Net Investment Experience of the Contract's Sub-Accounts will affect the Contract's Account Value, Cash Surrender Value, and, in some circumstances, the Death Benefit. The Net Investment Experience of the Sub-Accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.


A Sub-Account's Net Investment Experience for any period reflects the investment experience of the underlying Portfolio shares for the same period, reduced by the charges against the Sub-Account for that period. (Currently the Sub-Accounts are charged only for the Company's mortality and expense risk and administrative expenses, but in the future the Company may impose a charge against the Sub-Accounts for taxes if appropriate. See "Charges and Expenses" and "Taxation of the Company and the Separate Account.")

The investment experience of Portfolio shares for any period is the increase or decrease in their net asset value for the period invested reduced by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Portfolio shares are reinvested in additional shares of the Fund and affect subsequent investment experience.

Owners who allocate Account Value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, the Company guarantees that Account Values in the Fixed Account will earn interest at an effective annual rate of at least 3.0%. The Company may from time to time credit interest at a higher rate than 3.0%, but it is under no obligation to do so. The Company declares the current interest rate for the Fixed Account periodically. Account Values that are in the Fixed Account will earn interest daily.

CONTRACT LOANS

The Owner may borrow all or part of the Contract's "loan value" at any time after the initial free-look period. The Company will usually make money the loan within 7 days of the date a loan request is received in writing or by telephone at the Variable Service Center. (See "Telephone Transactions.")


The maximum amount available as a loan is equal to 90% of the excess of Account Value over the sum of Withdrawal Charges and Indebtedness. The minimum amount for each loan is $1,000. A loan reduces the Account Value in the Sub-Accounts and Fixed Account by the amount of the loan. Account Value equal to amounts loaned are transferred to the Loan Account from the Fixed Account and the Separate Account when the loans are made by the Company.

Interest on a contract loan will be charged interest at an effective annual loan interest rate of 5%, and is payable in arrears on each Contract Anniversary. If not paid when due, an amount equal to the unpaid interest will be deducted from the Account Value in the Contract Options, transferred to the Loan Account, and bear interest. A loan repayment increases the Account Value in the Sub-Accounts and Fixed Account by the amount of the repayment. Unless the Owner requests otherwise, loans and loan repayments are attributed to the Sub-Accounts and the Fixed Account in proportion to the Account Value in each. The Company may disapprove any such request.

Immediate Loan Repayment. If the Cash Surrender Value on the first Business Day of any Contract month is not sufficient to pay the Monthly Deduction, loan interest then due and unpaid, and/or any other Contract charges then due, a 61 day Grace Period will be provided. The Cash Surrender Value is the Account Value reduced by any Contract loans and accrued interest and any applicable Withdrawal Charges. (See "Withdrawal Charges.") The Company will notify the Owner that the Contract is going to terminate. The Contract will terminate without value 61 days after the notice is mailed unless the amount due is paid to the Company within that time.

Interest Credited on Loan Account. The Company credits interest to amounts held in the Loan Account at a minimum annual effective rate of 3%. The amount of the Loan Account that is less than or equal to a "preferred loan amount" may be credited with interest at a higher rate shown in the Contract. The preferred loan amount, equal to the excess of then existing Account Value over the Premium Payments made, is determined on the Contract Date and on the first Business Day of each Contract month.

The amount taken from the Contract's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, the Death Benefit and Account Value of the Contract can be permanently affected by a Contract loan, even if it is repaid. In addition, any proceeds payable under a Contract are reduced by the amount of any Indebtedness.

On the date of this prospectus, the Company credits interest on preferred loan amounts at an annual effective rate of 5%.

SURRENDER AND PARTIAL WITHDRAWALS

Surrender. The Owner may surrender a Contract for its Cash Surrender Value at any time while the Insured is living by a signed written request conforming to the Company's administrative procedures. The Cash Surrender Value of the surrendered Contract will be determined as of the close of the Business Day when a surrender request is received at the Company's Variable Service Center. The Cash Surrender Value equals the Account Value reduced by any Contract loans and accrued interest and by any applicable Withdrawal Charges. (See "Withdrawal Charges.") The Owner may elect in writing to have all or may elect in writing or by telephone to have part of the Cash Surrender Value applied to an optional annuity payment option. (See "Optional Annuity Payment Options" and "Telephone Transactions.")

Partial Withdrawals. The Owner may request in writing or by telephone a partial withdrawal under the Contract to receive a portion of its Cash Surrender Value. (See "Telephone Transactions.") A partial withdrawal will cause a reduction in the Contract's Account Value and a proportionate reduction in a Contract's Face Amount and Death Benefit. A partial withdrawal may not be made if it would reduce the Death Benefit below that required to qualify the Contract as life insurance; or if it would reduce the Account Value below $1,000, except with the Company's consent.

Any Withdrawal Charges that apply to a partial withdrawal will be deducted pro rata from the Contract's Account Value in the Sub-Accounts and the Fixed Account. The Surrender Charge applied will reduce any remaining Withdrawal Charges under a Contract.

Tax Impact of Modified Endowment Contract Status. Because the Contract will generally be considered a "modified endowment contract" for federal income tax purposes, a surrender or partial withdrawal may be subject to adverse tax consequences. (See "Federal Tax Status - Income Tax Treatment of Contract Benefits." )

MATURITY PROCEEDS

If the Insured is living on the "Maturity Date" (the anniversary of the Contract Date on which the Insured is age 100), on surrender of the Contract to the Company, the Company will pay the Owner the Cash Surrender Value. In such case, the Contract will terminate and the Company will have no further obligations under the Contract.

LAPSE AND REINSTATEMENT


If the Cash Surrender Value in the Contract is insufficient to pay the monthly deductions, loan interest, or other charges which become due but are unpaid, a grace period of 61 days will be allowed for payment of sufficient premium to continue the Contract in force. The Company will notify the Owner of the amount required to continue the Contract in force. If the required premium amount is not received within 61 days of the notice, the Contract will terminate without value. If the Insured dies during the grace period, the Company will pay the Death Benefit less any Indebtedness and unpaid Contract charges.


If the grace period ends and the Owner has neither paid the required premium nor surrendered the Contract for its Cash Surrender Value, the Owner may reinstate the Contract by (a) submitting a written request at any time within three years after the end of the grace period and prior to the Maturity Date; (b) providing evidence of insurability satisfactory to the Company; (c) paying a sufficient premium to cover all charges that were due and unpaid during the grace period;
(d) paying an additional premium at least three times the guaranteed monthly cost of insurance charge under the Contract and all other applicable charges; and (e) repaying any indebtedness against the Contract that existed at the end of the grace period.


The reinstatement will be effective on the first Business Day of the first Contract Month that begins on or after the Company approves reinstatement. The values under, and terms and conditions of, the reinstated Contract will be in accordance with the Company's administrative procedures.


PAYMENT OF PROCEEDS

The Company ordinarily will pay any Cash Surrender Value, Contract loan value or Death Benefit Proceeds from the Sub-Accounts within seven days after receipt by the Variable Service Center of a request, or proof of death of the Insured in a form satisfactory to the Company. However, the Company may delay payment or transfers from the Sub-Accounts. (See "Suspension of Payments and Transfers.") The Company may also delay payment if it considers it necessary to contest the Contract. The Company will pay interest on the Death Benefit Proceeds from the date they become payable to the date they are paid in one sum or, if an optional annuity payment option was selected, to the effective date of the option. (See "Optional Annuity Payment Options.")

TAX WITHHOLDING

All distributions or portions thereof which are includable in the gross income of the Owner are subject to federal income tax withholding. The Company will withhold federal taxes at the rate of 10% from each distribution. However, the Owner may elect not to have taxes withheld or to have taxes withheld at a different rate.

OPTIONAL ANNUITY PAYMENT OPTIONS


If no election has been previously made by the Owner, the Beneficiary may elect that Death Benefit Proceeds be paid as a single sum, as a fixed annuity or retained by the Company. (See "Death Benefits.") The Contract's Death Benefit Proceeds and Cash Surrender Value can be paid in one sum, or the Owner or payee can choose to receive all or part of the proceeds as fixed annuity payments (payments which are guaranteed as to dollar amount by the Company). Other payment options may also be made available, subject to applicable regulatory requirements. The guaranteed mortality assumptions used in determining payment levels will not vary based on sex.


Annuitization Bonus. Subject to state availability, the Company intends to increase the amount applied to optional annuity payment options A, B, C, D and, for specified periods greater than five years, E, by an "Annuitization Bonus". The Annuitization Bonus Value will be calculated by the Company as of the immediately preceding Business Day. The increase will be allocated pro rata to the annuity payment options which the Owner has elected and will be deemed "income" on the Contract for federal income tax purposes. (See "Income Tax Treatment of Contract Benefits.")

The "Annuitization Bonus" for a Contract will be determined by the Company at the time of issuance of a Contract, but may be modified, reduced or eliminated for Contracts subsequently issued. On the date of this prospectus, the Annuitization Bonus is 3% of the amount applied to annuity payment options A, B, C, D and, for specified periods greater than five years, E.

The following annuity payment options are available:

Option A. Life Annuity. An annuity payable monthly during the lifetime of the payee. Annuity payments cease at the death of the payee.

Option B. Life Annuity with Period Certain of 60, 120, 180 or 240 Months. An annuity payable monthly during the lifetime of the payee for 60, 120, 180 or 240 months certain as selected.

Option C. Joint and Survivor Annuity. An annuity payable monthly during the joint lifetime of the payee and a designated second person. At the death of either payee, annuity payments will continue to be made to the survivor payee. The survivor's annuity payments will equal 100%, 75%, 66-2/3% or 50% of the amount payable during the joint lifetime, as chosen.

Option D. Joint and Contingent Annuity. An annuity payable monthly during the lifetime of the payee and continuing during the lifetime of a designated second person after the payee's death. The second person's annuity payments will equal 100%, 75%, 66 2/3% or 50% of the amount payable, as chosen.

Option E. Fixed Payments for a Period Certain. Annuity payable monthly for a fixed amount for any specific period (at least 5 years but not exceeding 30 years), as chosen.




If the payee dies during a period certain (Annuity Options B or E), the remaining annuity payments will be made to the beneficiary. The beneficiary may elect to receive the commuted value of the remaining annuity payments in a single sum instead. If no beneficiary is designated, the commuted value of the remaining annuity payments will be made to the payee's estate in a single sum. The Company will determine the commuted value by discounting the remaining annuity payments at its then current interest rate used for commutation.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT CONTRACT

During the first 24 months after the Contract Date, if the Contract has not lapsed, there is an unconditional right to transfer all of the Account Value in the Sub-Accounts to the Fixed Account.


                        OTHER PROVISIONS OF THE CONTRACT

SUICIDE EXCLUSION

If the Insured commits suicide within two years from the Contract's date of issue (or less if required by state law), the Death Benefit will be limited to the premiums paid, reduced by any outstanding loan and accrued loan interest.

REPRESENTATIONS AND CONTESTABILITY

Generally, the Company can challenge the validity of the Owner's Contract or any rider to the Owner's Contract during the Insured's lifetime for two years from the date of issue, based on misrepresentations made in the application. The Company can challenge the portion of the Death Benefit resulting from payment of an underwritten additional premium payment for two years, during the Insured's lifetime, from the date the additional premium payment was received. However, the two year time limit on the Company's right to challenge all or part of the Contract does not apply in the event that the Insured dies within the two year period.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is misstated in the application, the Contract's Account Value and Death Benefit will be what the premiums paid and unscheduled premium payments made would have purchased, based on the Insured's correct age or, if the Contract is sex-based, on the Insured's correct sex.

OWNER AND BENEFICIARY

The Owner is named in the application but may be changed from time to time. At the death of the Owner, his or her estate will become the Owner unless a successor Owner has been named. The Owner's rights as such terminate when the Insured dies.


The beneficiary is also named in the application. The beneficiary of the Contract (other than an irrevocably named beneficiary) may be changed at any time before the death of the Insured. The beneficiary has no rights under the Contract until the death of the Insured and must survive the Insured in order to receive the Death Benefit Proceeds. If no named beneficiary survives the Insured, the proceeds will be paid to the Owner.

A change of Owner or beneficiary must be in written form satisfactory to the Company and must be dated and signed by the Owner making the change. The change will be effective when it is signed, but be subject to all payments made and actions taken by the Company under the Contract before the signed change form is received by the Company at its Variable Service Center.


ASSIGNMENTS


The Owner may assign (transfer) the Owner's rights in the Contract to someone else. An absolute assignment of the Contract designates the assignee as Owner and beneficiary. A collateral assignment of the Contract does not change the Owner or beneficiary, but their rights will be subject to the terms of the assignment. All collateral assignees of record must consent to any full surrender or partial withdrawal. The assignments must be in writing, signed by the Owner and recorded by the Company at its Variable Service Center. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment.

The assignment will be subject to any Indebtedness under a Contract before and after the assignment was recorded. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, an Owner should consult a qualified tax adviser prior to transferring ownership or making an assignment.





REPORTS AND RECORDS

The Company will mail to the Owner, at the last known address of record, an annual statement showing current Account Values, transactions since the last statement, Contract loan information and any other information required by federal or state laws or regulations.

The Owner will also be sent annual and semi-annual reports containing the financial statements of the Separate Account and the Fund or Portfolio.

In addition, Owners will receive statements of significant transactions, such as changes in the Death Benefit, transfers among Contract Options, premium payments, Contract loans, increases in Contract loan principal, Contract loan repayments, unpaid Contract loan interest added to principal, reinstatement and termination.

VOTING RIGHTS


In accordance with its view of present applicable law, the Company will vote the shares of the Portfolios held by the Separate Account Sub-Accounts at regular or special meetings of the shareholders in accordance with instructions received from Owners having the voting interest in the affected Portfolio(s). The number of votes that an Owner has the right to instruct for a particular Sub-Account is determined by dividing the Owner's Account Value in the Sub-Account by the net asset value per share of the corresponding Portfolio. The Company will vote shares held in the Sub-Account for which it has not received instructions, as well as shares held in the Sub-Account that are attributable to it, in the same proportion as it votes shares held in the Sub-Account for which it has received instructions. On the date of this prospectus, the Funds are not required to hold routine annual meetings of shareholders.

The number of shares which an Owner has a right to vote will be determined as of a date to be chosen by the Company not more than 60 days prior to a shareholder meeting of a Fund. Each Owner having a voting interest will receive proxy material, annual reports and any other materials relating to the appropriate Portfolio.





The Company may disregard voting instructions under limited circumstances prescribed by SEC rule. If the Company does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Owners.


SUSPENSION OF PAYMENTS AND TRANSFERS


The Company reserves the right to suspend or postpone payments of Death Benefit proceeds and for surrenders, withdrawals and Contract loans or transfers from the Sub-Accounts for any period when:


-      the New York Stock Exchange is closed for trading;

-      trading on the New York Stock Exchange is restricted by the SEC;

- an emergency exists as a result of which disposal of securities held in the applicable Sub-Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the applicable Sub-Account's net assets; or

-      during any other period when the SEC, by order, permits such suspension.

The Company also reserves the right to defer payment for a surrender,withdrawal and Contract loan or transfer from the Fixed Account for the period permitted by law but not for more than six months after written election is received by the Company. The Company will pay interest in accordance with state insurance law requirements on payments that are delayed.

NONPARTICIPATION IN COMPANY DIVIDENDS

The Contracts are nonparticipating. This means that they do not participate in any dividend distribution of the Company's surplus.

                        DISTRIBUTION AND OTHER AGREEMENTS


First Variable Capital Services, Inc. ("FVCS"), 2122 York Road, Oak Brook, IL 60523, acts as distributor of the Contracts. FVCS, a wholly owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Contract is offered on a continuous basis.


The Company and FVCS have agreements with various broker/dealers under which the Contracts will be sold by registered representatives of broker/dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance contracts. The commissions payable to a broker/dealer for sales of the Contract pursuant to the sales agreement is not expected to exceed 8.50% of the first year premium payment. Broker/dealers may receive expense allowances, wholesaler fees, bonuses and training fees.

Under a Services Agreement between the Company and FVCS, the Company performs underwriting, issuance and other administrative services for the Contracts.


                              SAFEKEEPING OF ASSETS

The Company serves as the custodian of the assets of the Variable Account.

                            MANAGEMENT OF THE COMPANY

The directors and executive officers of the Company and their principal business experience during the past five years, are:

                                     Position with              Principal Occupation
Name and Address                     the Company                During Past 5 Years
----------------                     -----------                -------------------
Ronald M. Butkiewicz                 Chairman and Director      President and Chief Executive Officer,
2211 York Road, Suite 202                                       Irish Life of North America, Inc.; Chairman
Oak Brook, IL  60523                                            and Chief Executive Officer, Interstate
                                                                Assurance Company

Michael J. Corey                     Director                   Managing Director, Insurance Practice
401 East Host Drive                                             Group, Ward Howell Intl., Inc.; President,
Lake Geneva, WI  53147                                          CSG International Inc.

Norman A. Fair                       Director                   Vice President, Treasurer, & Asst. Sec.,
2211 York Road, Suite 202                                       Irish Life of North America, Inc.; prior to
Oak Brook, IL  60523                                            1994, Senior Vice President and Chief
                                                                Financial Officer, Interstate Assurance
                                                                Company

Michael R. Ferrari                   Director                   President, Drake University
25th & University Avenue
Des Moines, IA  50311

Stephen Shone                        Director                   Chief Financial Officer, Irish Life plc
Lower Abbey Street
Dublin 1, Ireland

T. David Kingston                    Director                   Prior to April 1, 1998, Managing Director,
Lower Abbey Street                                              Irish Life plc
Dublin 1, Ireland


John M. Soukup                       President and Director     President and Director of the Company;
2122 York Road                                                  prior to July, 1997, Market Development
Oak Brook, IL  60523                                            Officer, Fortis Financial Group


Jeff S. Liebmann                     Director                   Partner, Dewey Ballantine
1301 Avenue of the Americas
New York, NY  10019

Kenneth R. Meyer                     Director                   Managing Director, Lincoln Capital
200 South Wacker Drive, Suite 2100                              Management Co.
Chicago, IL  60606


Shane W. Gleeson                     Director                   Executive Vice President, Irish Life of North
2211 York Road, Suite 202                                       America, Inc.; prior to December 1997, President,
Oak Brook, IL  60523                                            Interstate Assurance Company; prior to November
                                                                1994, Senior Vice President and Chief Operating
                                                                Officer, Interstate Assurance Company.



Philip R. O'Connor                   Director                   Principal of Coopers & Lybrand LLP/Palmer
111 West Washington, Suite 1247                                 Bellevue Corp.
Chicago, IL  60602



Arnold R. Bergman                    Vice President, General    Vice President, General Counsel and
2122 York Road                       Counsel and Secretary      Secretary  of the Company;  prior to
Oak Brook, IL  60523                                            February 1995, Counsel, Aetna Life
                                                                Insurance and Annuity Company.

Martin Sheerin                       Vice President and Chief   Vice President and Chief Actuary of the
2122 York Road                       Actuary                    Company; prior to October, 1994, Vice
Oak Brook, IL  60523                                            President, Irish Life of North America, Inc.

Thomas Gualdoni                      Vice President  - Sales    Vice President of the Company; prior to
2122 York Road                                                  December 1997, Vice President, Sales,
Oak Brook, IL  60523                                            Fortis Benefits Insurance Company.


Constance Graves                     Assistant Vice President   Assistant Vice President and Assistant
10 Post Office Square                and Assistant Controller   Controller of the Company; prior to
Boston, MA  02109                                               December, 1993, Statutory Accountant,
                                                                Allmerica Financial Services.



                               FEDERAL TAX STATUS


GENERAL


BECAUSE OF THE COMPLEXITY OF THE LAWS AND BECAUSE TAX RESULTS WILL VARY ACCORDING TO THE STATUS OF THE OWNER, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this prospectus and that special tax rules may be applicable with respect to purchases not discussed herein. In addition, no attempt is made to consider any applicable state, local, gift, inheritance, estate, foreign or other tax laws. This discussion assumes that the Owner is a natural person and a U.S. citizen and resident. This discussion of federal tax status is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. These laws and the related regulations and interpretations can change, and such changes can be retroactive.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

Under current federal income tax law, no tax is imposed on the Company as a result of the operations of the Separate Account and the Fixed Account. Thus, no charge is currently imposed for Company federal income taxes. The Company reserves the right to charge the Separate Account or Fixed Account for Company federal income taxes, if there are changes in federal tax law.

Under current laws the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and, accordingly, the Company is not currently imposing a charge for them. If they increase, however, a charge for such taxes attributable to the Separate Account and/or Fixed Account may be imposed.




INCOME TAX TREATMENT OF CONTRACT BENEFITS




Life Insurance. Section 7702 of the Code provides that if certain tests are met, a Contract will be treated as life insurance for federal tax purposes. The Company will monitor compliance with these tests. As a result, the Company believes Owners will not be taxed on increases in Account Value under the Contracts unless and until they are distributed. Furthermore, the Company believes the Death Benefits received under the Contracts are generally excludable from the gross income of the Beneficiary pursuant to the provisions of Section 101 of the Code.

Acceleration of Death Benefits Rider. Section 101(g) of the Code provides that amounts received under a life insurance contract on the life of an insured who is a terminally ill individual, as defined, may be treated as an amount paid by reason of the death of the insured. The Company believes that under this provision, accelerated death benefit payments are generally excluded from the Owner's gross income. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured being financially interested in any trade or business carried on by the payee. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.)

Modified Endowment Contracts. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance Contract which is also a "modified endowment contract." It is expected that most of the Contracts offered by this prospectus will be modified endowment contracts.

A modified endowment contract is a life insurance contract where cumulative premiums paid under the contract at any time during the first seven contract years exceed the sum of the net level premiums that would have been paid on or before such time if the contract provided for paid up future benefits after the payment of seven level annual premiums ("7-pay test"). (The amount of premiums payable under the 7-pay test is calculated based upon certain assumptions regarding the contract's earnings and the use of a reasonable mortality charge. Riders to the a contract are considered part of thecontract for purposes of applying the 7-pay test.)

Whenever there is a "material change" under a Contract, the Contract will generally be (a) treated as a new Contract for purposes of determining whether the Contract is a modified endowment and (b) subjected to a new seven-pay period and a new seven-pay premium limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the Account Value of the Contract at the time of such change. A materially changed Contract would be considered a modified endowment Contract if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change inDeath Benefit amount, election of additional rider benefits, an increase in a Contract's Face Amount and certain other changes.

If a Contract's benefits are reduced during the first seven Contract years (or within seven years after a material change), the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a partial withdrawal.) If the premiums previously paid are greater than the recalculated seven-pay limit, the Contract will become a modified endowment Contract.

Any contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of a life insurance contract entered into before June 21, 1988 will not cause the new contract to be treated as a modified endowment contract if no additional premiums are paid and there is no increase in benefits as a result of the exchange.

Other Tax Effects of Contract Changes. Changes made to a Contract (for example, a decrease in benefits under or a lapse or reinstatement of a Contract) may also have other tax effects on the Contract. Such effects may include impacting the maximum amount of premiums that can be paid under the Contract, as well as the maximum amount of Account Value that may be maintained under the Contract.

Taxation of Pre-Death Distributions from a Contract that is a Modified Endowment Contract. If the Contract falls within the definition of a modified endowment contract, the following rules will apply to pre-death distributions under such
Contract:

(a) Distributions, such as withdrawals, will be included in the recipient's gross income to the extent the Account Value of the Contract exceeds the investment in the Contract (i.e. will be treated as income first). Any additional amounts received, other than Contract loans, will be treated as a return of capital to the Owner and will reduce the Owner's investment in the Contract.

(b) Loans are considered distributions, including any increase in the amount of the loan to pay interest. The Owner's investment in the Contract for tax purposes will be increased by the amount of any prior loan that was included in the Owner's gross income.

(c) A Contract assignment is treated as a distribution. For example, a collateral assignment is a distribution which will subject any gain that accrues in the Contract to taxation.

(d) For purposes of determining the amount of the distribution which is included in gross income, all modified endowment contracts issued by the Company and its affiliates to the same Owner during any calendar year must be treated as one modified endowment contract.

Any taxable distribution from a Contract that is a modified endowment will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

(a)  made on or after the date when the Owner attains Age 59 1/2;

(b)  is attributable to the Owner becoming disabled (as defined in the Code);
     or

(c) is part of a series of substantially equal periodic payments made no less frequently than annually for the life (or life expectancy) or for the joint lives (or life expectancies) of the Owner or the Beneficiary.

If a Contract terminates after a grace period while there is a Contract loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the Maturity Date and upon a full surrender, any excess of the proceeds (including any amounts the Company uses to discharge any loan and accrued loan interest) over the Owner's investment in the Contract, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Taxation of Pre-Death Distributions from a Contract that is not a Modified Endowment Contract. As long as a Contract remains in force as a non-modified endowment, a Contract loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

After the first 15 Contract Years, the proceeds from a withdrawal will not be subject to federal income tax except to the extent such proceeds exceed the Owner's "investment" in the Contract. (The "investment" generally will equal the premiums paid, less the amount of any previous distributions from the Contract that were not taxable.) During the first 15 Contract Years, certain withdrawals that reduce the Death Benefit could be subject to federal income tax to the extent that the Contract's Account Value exceeds the Owner's investment in the Contract.

On the Maturity Date or upon full surrender, any excess of the amount of proceeds (including amounts the Company uses to discharge any Contract loan and accrued loan interest) over the Owner's investment in the Contract, will be subject to federal income tax. In addition, if a Contract terminates after a grace period while there is a Contract loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if the Owner makes an assignment of rights or benefits under a Contract, the Owner may be deemed to have received a distribution from the Contract, all or part of which may be taxable.

Distributions that occur during a Contract year in which a Contract becomes a modified endowment and during any subsequent Contract years, will be taxed as described in the preceding paragraphs. In addition, distributions from a Contract within two years before it becomes a modified endowment also will be subject to tax in this manner. This means that a distribution made from a Contract that is not a modified endowment could later become taxable as a distribution from a modified endowment.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance Contract will not be treated as a life insurance contract under Section 7702 for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Failure to comply with the diversification requirements may result in the Contract not qualifying as life insurance. If the Contract does not qualify as life insurance, Owners may be subject to immediate taxation on the increases in Account Value of their Contracts plus the cost of insurance protection for the year. This treatment would apply for the period of non-compliance and subsequently, unless and until the Company received a settlement of the matter with the Internal Revenue Service. The Company has no legal obligation to seek or agree to any such settlement, however.

The Company intends that all Portfolios of the Funds underlying the Contracts will be managed by the Fund or its investment adviser to comply with the diversification requirements set forth in Section 817(h) of the Code and Treas. Reg. 1.817-5 promulgated thereunder.


The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owners may direct their investments to Sub-Accounts of the Separate Account without being considered the owners of the assets of the Separate Account. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situation addressed in published rulings issued by the Internal Revenue Service ("IRS") in which it was held that the Contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered the owner of the assets of the Separate Account. To the extent the Owner is treated as owner of the assets of the Separate Account attributable to the Owner's Contract, the Owner would be liable for federal income tax on the earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling by the IRS is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively, resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

                              ADVERTISING PRACTICES

The Company may from time to time receive endorsements of the Contracts from professional organizations. The Company may use such endorsements in advertisements or sales material for the Contracts. The Company may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Contracts. An endorsement of the Contracts by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Contracts.

From time to time, articles discussing the Separate Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Separate Account. References to, reprints or portions of reprints of such articles or rankings may be used by the Company as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

Articles and releases, developed by the Company, the Funds and other parties, about the Separate Account or the Funds regarding individual Portfolio, Fund and Fund Group asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Contracts or the Separate Account. Such literature may refer to personnel of the adviser, or personnel of the sub-advisers, who have investment management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

The advertising and sales literature for the Contracts and the Separate Account may refer to historical, current and prospective economic trends. In addition sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                  LEGAL MATTERS

STATE REGULATION

The Company is subject to the laws of the State of Arkansas governing insurance companies and to regulation by the Arkansas Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's Contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where the Owner resides. These variations will be reflected in the Contract and riders, or related endorsements.


LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Separate Account, the Distributor or the Company are a party.

COUNSEL


Legal matters in connection with the Contracts have been reviewed by the Company's Legal Department. Freedman, Levy, Kroll & Simmonds, of Washington, DC, has advised the Company on certain matters relating to the federal securities and tax laws.


                                     EXPERTS


The consolidated financial statements of First Variable Life Insurance Company at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and the financial statements of First Variable Life Insurance Company--Separate Account VL at December 31, 1997 and for the period then ended appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.





                             REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This prospectus omits certain information contained in the Registration Statement. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                   APPENDIX: A


                ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
           CASH SURRENDER VALUES AND ACCUMULATED VALUE OF THE PREMIUM

The tables in Appendix A illustrate the way the Contracts operate. They show how the Death Benefit, Cash Surrender Value and Account Value change over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains, realized or unrealized) for the Separate Account equal to constant after-tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $30,000 to provide insurance coverage on females aged 55 and males aged 65. The insureds are assumed to be in the nonsmoker standard risk classification. The tables are first given based on current (i.e., non-guaranteed) cost of insurance rates, and other charges the Company makes under a Contract on a daily or monthly basis. The next tables are based on the guaranteed cost of insurance rates, as well as such other charges and deductions stated above.

The Death Benefits, Cash Surrender Values and Account Values shown in the tables also reflect a simple average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of 1.12% of the average daily net assets of the Portfolios. This average reflects a voluntary cap on the investment advisory fees. If the investment adviser discontinues these caps, the values illustrated on the following pages could be less. (See "Highlights.")

Taking account of the charges for mortality and expense risks and administrative expense in the Separate Account and the average investment advisory fee and operating expenses of the Portfolios, the gross current annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of (2.02)%, 3.98% and 9.98%, respectively. The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Death Benefits, Cash Surrender Values and Account Values illustrated. (See "Taxation of the Company and the Separate Account.")

The second column of each table shows the amount which would accumulate if the initial premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

$30,000 INITIAL PREMIUM
$96,753 SPECIFIED AMOUNT
FEMALE  NONSMOKER: AGE 55
CURRENT RATES

------------------------------------------------------------------------------------------------------------------
                                               HYPOTHETICAL GROSS INVESTMENT RETURN
                         -----------------------------------------------------------------------------------------
    End       PREMIUM                0%                            6%                              12%
    of       PAID PLUS   ---------------------------   --------------------------    -----------------------------
 Contract    INTEREST    Account    Surr.     Death    Account   Surr.     Death     Account     Surr.      Death
   Year        AT 5%      Value     Value    Benefit    Value    Value    Benefit     Value      Value     Benefit
------------------------------------------------------------------------------------------------------------------

     1        31,500     28,941    26,016    96,753    30,714    27,789    96,753     32,487     29,562     96,753
------------------------------------------------------------------------------------------------------------------
     2        33,075     27,919    25,069    96,753    31,446    28,596    96,753     35,184     32,334     96,753
------------------------------------------------------------------------------------------------------------------
     3        34,729     26,931    24,231    96,753    32,196    29,496    96,753     38,106     35,406     96,753
------------------------------------------------------------------------------------------------------------------
     4        36,465     25,978    23,578    96,753    32,965    30,565    96,753     41,274     38,874     96,753
------------------------------------------------------------------------------------------------------------------
     5        38,288     25,057    22,957    96,753    33,753    31,653    96,753     44,708     42,608     96,753
------------------------------------------------------------------------------------------------------------------
     6        40,203     24,167    22,367    96,753    34,560    32,760    96,753     48,430     46,630     96,753
------------------------------------------------------------------------------------------------------------------
     7        42,213     23,309    21,809    96,753    35,388    33,888    96,753     52,465     50,965     96,753
------------------------------------------------------------------------------------------------------------------
     8        44,324     22,479    21,279    96,753    36,236    35,036    96,753     56,838     55,638     96,753
------------------------------------------------------------------------------------------------------------------
     9        46,540     21,679    20,779    96,753    37,105    36,205    96,753     61,579     60,679     96,753
------------------------------------------------------------------------------------------------------------------
    10        48,867     20,905    20,905    96,753    37,995    37,995    96,753     66,718     66,718     96,753
------------------------------------------------------------------------------------------------------------------
    15        62,368     17,862    17,862    96,753    43,878    43,878    96,753    102,190    102,190    118,540
------------------------------------------------------------------------------------------------------------------
    20        79,599     15,242    15,242    96,753    50,696    50,696    96,753    156,797    156,797    167,773
------------------------------------------------------------------------------------------------------------------
    25       101,591     12,985    12,985    96,753    58,598    58,598    96,753    240,586    240,586    252,615
------------------------------------------------------------------------------------------------------------------
    30       129,658     11,042    11,042    96,753    67,758    67,758    96,753    369,149    369,149    387,607
------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 $30,000 INITIAL PREMIUM
 $96,753 SPECIFIED AMOUNT
 FEMALE NONSMOKER: AGE 55
GUARANTEED RATES

-------------------------------------------------------------------------------------------------------------------------
                                                   HYPOTHETICAL GROSS INVESTMENT RETURN
                        -------------------------------------------------------------------------------------------------
    End      PREMIUM                0%                                6%                                 12%
    of      PAID PLUS   ----------------------------    -----------------------------    --------------------------------
 Contract   INTEREST    Account    Surr.      Death     Account     Surr.      Death     Account      Surr.        Death
   Year       AT 5%     Value     Value      Benefit     Value      Value     Benefit     Value       Value       Benefit
-------------------------------------------------------------------------------------------------------------------------

     1       31,500     28,637    25,712     96,753     30,409     27,484      96,753     32,181      29,256       96,753
-------------------------------------------------------------------------------------------------------------------------
     2       33,075     27,275    24,425     96,753     30,800     27,950      96,753     34,537      31,687       96,753
-------------------------------------------------------------------------------------------------------------------------
     3       34,729     25,911    23,211     96,753     31,173     28,473      96,753     37,089      34,389       96,753
-------------------------------------------------------------------------------------------------------------------------
     4       36,465     24,555    22,155     96,753     31,535     29,135      96,753     39,861      37,461       96,753
-------------------------------------------------------------------------------------------------------------------------
     5       38,288     23,186    21,086     96,753     31,872     29,772      96,753     42,816      40,716       96,753
-------------------------------------------------------------------------------------------------------------------------
     6       40,203     21,804    20,004     96,753     32,181     30,381      96,753     45,950      44,150       96,753
-------------------------------------------------------------------------------------------------------------------------
     7       42,213     20,399    18,899     96,753     32,455     30,955      96,753     49,297      47,797       96,753
-------------------------------------------------------------------------------------------------------------------------
     8       44,324     18,960    17,760     96,753     32,685     31,485      96,753     52,865      51,665       96,753
-------------------------------------------------------------------------------------------------------------------------
     9       46,540     17,456    16,556     96,753     32,846     31,946      96,753     56,647      55,747       96,753
-------------------------------------------------------------------------------------------------------------------------
    10       48,867     15,878    15,878     96,753     32,928     32,928      96,753     60,654      60,654       96,753
-------------------------------------------------------------------------------------------------------------------------
    15       62,368      6,989     6,989     96,753     33,140     33,140      96,753     87,474      87,474      101,470
-------------------------------------------------------------------------------------------------------------------------
    20       79,599         --        --     96,753     29,384     29,384      96,753    125,075     125,075      133,831
-------------------------------------------------------------------------------------------------------------------------
    25      101,591         --        --     96,753     14,742     14,742      96,753    177,984     177,984      186,883
-------------------------------------------------------------------------------------------------------------------------
    30      129,658         --        --     96,753         --         --      96,753    251,073     251,073      263,627

-------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$30,000 INITIAL PREMIUM
$58,176 SPECIFIED AMOUNT
MALE NONSMOKER: AGE 65
CURRENT RATES

------------------------------------------------------------------------------------------------------------------------
                                                     HYPOTHETICAL GROSS INVESTMENT RETURN
                        ------------------------------------------------------------------------------------------------
    End      PREMIUM                  0%                               6%                               12%
    of      PAID PLUS   -----------------------------    -----------------------------    ------------------------------
 Contract    INTEREST   Account     Surr.      Death     Account      Surr.     Death     Account      Surr.      Death
   Year       AT 5%      Value      Value     Benefit     Value       Value    Benefit     Value       Value     Benefit
------------------------------------------------------------------------------------------------------------------------

     1       31,500      28,941     26,016    58,176     30,714     27,789     58,176     32,487      29,562      58,176
------------------------------------------------------------------------------------------------------------------------
     2       33,075      27,919     25,069    58,176     31,446     28,596     58,176     35,184      32,334      58,176
------------------------------------------------------------------------------------------------------------------------
     3       34,729      26,931     24,231    58,176     32,196     29,496     58,176     38,106      35,406      58,176
------------------------------------------------------------------------------------------------------------------------
     4       36,465      25,978     23,578    58,176     32,965     30,565     58,176     41,274      38,874      58,176
------------------------------------------------------------------------------------------------------------------------
     5       38,288      25,057     22,957    58,176     33,753     31,653     58,176     44,708      42,608      58,176
------------------------------------------------------------------------------------------------------------------------
     6       40,203      24,167     22,367    58,176     34,560     32,760     58,176     48,430      46,630      58,176
------------------------------------------------------------------------------------------------------------------------
     7       42,213      23,309     21,809    58,176     35,388     33,888     58,176     52,465      50,965      59,285
------------------------------------------------------------------------------------------------------------------------
     8       44,324      22,479     21,279    58,176     36,236     35,036     58,176     56,838      55,638      63,091
------------------------------------------------------------------------------------------------------------------------
     9       46,540      21,679     20,779    58,176     37,105     36,205     58,176     61,579      60,679      67,121
------------------------------------------------------------------------------------------------------------------------
    10       48,867      20,905     20,905    58,176     37,995     37,995     58,176     66,718      66,718      71,388
------------------------------------------------------------------------------------------------------------------------
    15       62,368      17,862     17,862    58,176     43,878     43,878     58,176    102,190     102,190     107,299
------------------------------------------------------------------------------------------------------------------------
    20       79,599      15,242     15,242    58,176     50,696     50,696     58,176    156,797     156,797     164,637
------------------------------------------------------------------------------------------------------------------------
    25      101,591      12,985     12,985    58,176     58,598     58,598     61,528    240,586     240,586     252,615
------------------------------------------------------------------------------------------------------------------------
    30      129,658      11,042     11,042    58,176     67,758     67,758     68,435    369,149     369,149     372,841
------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$30,000 INITIAL PREMIUM
$58,176 SPECIFIED AMOUNT
MALE NONSMOKER: AGE 65
GUARANTEED RATES

-----------------------------------------------------------------------------------------------------------------------
                                                        HYPOTHETICAL GROSS INVESTMENT RETURN
                        -----------------------------------------------------------------------------------------------
    End      PREMIUM                  0%                               6%                               12%
    of      PAID PLUS   -----------------------------    ------------------------------    ----------------------------
 Contract   INTEREST    Account     Surr.      Death     Account      Surr.      Death     Account     Surr.     Death
   Year       AT 5%      Value      Value     Benefit     Value       Value     Benefit     Value      Value    Benefit
-----------------------------------------------------------------------------------------------------------------------

     1       31,500      28,102     25,177    58,176     29,823     26,898      58,176     31,545     28,620     58,176
-----------------------------------------------------------------------------------------------------------------------
     2       33,075      26,227     23,377    58,176     29,541     26,691      58,176     33,052     30,202     58,176
-----------------------------------------------------------------------------------------------------------------------
     3       34,729      24,383     21,683    58,176     29,151     26,451      58,176     34,502     31,802     58,176
-----------------------------------------------------------------------------------------------------------------------
     4       36,465      22,565     20,165    58,176     28,647     26,247      58,176     35,868     33,468     58,176
-----------------------------------------------------------------------------------------------------------------------
     5       38,288      20,664     18,564    58,176     28,019     25,919      58,176     37,115     35,015     58,176
-----------------------------------------------------------------------------------------------------------------------
     6       40,203      18,625     16,825    58,176     27,261     25,461      58,176     38,206     36,406     58,176
-----------------------------------------------------------------------------------------------------------------------
     7       42,213      16,415     14,915    58,176     26,441     24,941      58,176     39,209     37,709     58,176
-----------------------------------------------------------------------------------------------------------------------
     8       44,324      13,988     12,788    58,176     25,558     24,358      58,176     40,103     38,903     58,176
-----------------------------------------------------------------------------------------------------------------------
     9       46,540      11,291     10,391    58,176     24,583     23,683      58,176     40,875     39,975     58,176
-----------------------------------------------------------------------------------------------------------------------
    10       48,867       8,263      8,263    58,176     23,326     23,326      58,176     41,516     41,516     58,176
-----------------------------------------------------------------------------------------------------------------------
    15       62,368          --         --    58,176     11,212     11,212      58,176     44,372     44,372     58,176
-----------------------------------------------------------------------------------------------------------------------
    20       79,599          --         --    58,176         --         --      58,176     45,935     45,935     58,176
-----------------------------------------------------------------------------------------------------------------------
    25      101,591          --         --    58,176         --         --      58,176     49,217     49,217     58,176
-----------------------------------------------------------------------------------------------------------------------
    30      129,658          --         --    58,176         --         --      58,176     54,850     54,850     58,176
-----------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX: B
                              FINANCIAL STATEMENTS




The financial statements of the Company contained in this prospectus should be considered to bear only upon the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing upon the investment experience of the Separate Account.

The following financial statements are included in this Appendix:

            First Variable Life Insurance Company Separate Account VL Financial Statements at December 31, 1997 and for the period then ended

                      First Variable Life Insurance Company
         Consolidated Financial Statements at December 31, 1997 and 1996
      and for each of the three years in the period ended December 31, 1997

                    First Variable Life Insurance Company -
                       First Variable Separate Account VL

                              Financial Statements



                         Period ended December 31, 1997

                         Report of Independent Auditors


To the Board of Directors of First Variable Life Insurance Company and Contract Owners of First Variable Separate Account VL


We have audited the accompanying statement of assets, liabilities and contract owners' equity of First Variable Life Insurance Company--First Variable Separate Account VL as of December 31, 1997, and the related statements of operations and changes in contract owners' equity for the period from March 31, 1997 (commencement of operations) through December 31, 1997. These financial statements are the responsibility of First Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1997 by correspondence with Variable Investors Series Trust and Federated Investors. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Variable Life Insurance Company--First Variable Separate Account VL at December 31, 1997, and the results of its operations and the changes in its contract owners' equity for the period from March 31, 1997 through December 31, 1997, in conformity with generally accepted accounting principles.



Boston, Massachusetts
January 30, 1998

                     First Variable Life Insurance Company--
                       First Variable Separate Account VL

                      Statement of Assets, Liabilities and
                             Contract Owners' Equity

                                December 31, 1997

                                                                        HIGH                             U.S.
                                                FEDERATED              INCOME    MULTIPLE    MATRIX   GOVERNMENT
                                               PRIME MONEY  GROWTH      BOND    STRATEGIES   EQUITY      BOND
                                      TOTAL      FUND II   DIVISION   DIVISION   DIVISION   DIVISION   DIVISION
                                    -----------------------------------------------------------------------------
ASSETS
Investments in Variable Investors
   Series Trust, at value (cost
   $4,421,491)                      $4,108,154             $812,838   $775,603   $404,737   $247,969   $106,295
Investments in Federated Prime
   Money Fund II, at value (cost
   $58,464)                             58,464   $58,464
Receivable from First Variable
   Life Insurance Company               61,400               16,797
                                    ----------   -------   --------   --------   --------   --------   --------


Total assets                        $4,228,018   $58,464   $829,635   $775,603   $404,737   $247,969   $106,295
                                    ==========   =======   ========   ========   ========   ========   ========


LIABILITIES
Payable to First Variable Life
   Insurance Company                $    7,908   $   209              $     44   $  2,669   $     94   $     30
CONTRACT OWNERS' EQUITY
   Variable annuity contract
     owners' equity                  4,220,110    58,255   $829,635    775,559    402,068    247,875    106,265
                                    ----------   -------   --------   --------   --------   --------   --------

Total liabilities and contract
   owners' equity                   $4,228,018   $58,464   $829,635   $775,603   $404,737   $247,969   $106,295
                                    ==========   =======   ========   ========   ========   ========   ========


                                       WORLD    GROWTH &   SMALL CAP
                                      EQUITY     INCOME     GROWTH
                                     DIVISION   DIVISION   DIVISION
                                    --------------------------------
ASSETS
Investments in Variable Investors
   Series Trust, at value (cost
   $4,421,491)                       $384,193   $791,364   $585,155
Investments in Federated Prime
   Money Fund II, at value (cost
   $58,464)
Receivable from First Variable
   Life Insurance Company                         35,041      9,562
                                     --------   --------   --------

Total assets                         $384,193   $826,405   $594,717
                                     ========   ========   ========

LIABILITIES
Payable to First Variable Life
   Insurance Company                 $  4,862
CONTRACT OWNERS' EQUITY
   Variable annuity contract
     owners' equity                   379,331   $826,405   $594,717
                                     --------   --------   --------
Total liabilities and contract
   owners' equity                    $384,193   $826,405   $594,717
                                     ========   ========   ========


See accompanying notes.

                     First Variable Life Insurance Company--
                       First Variable Separate Account VL

                             Statement of Operations
                         Period ended December 31, 1997


                                                                          HIGH                                U.S.
                                                  FEDERATED              INCOME     MULTIPLE     MATRIX    GOVERNMENT
                                                 PRIME MONEY  GROWTH      BOND     STRATEGIES    EQUITY       BOND
                                        TOTAL      FUND II   DIVISION   DIVISION    DIVISION    DIVISION    DIVISION
                                    ----------------------------------------------------------------------------------

Investment income:
   Dividends                          $ 318,972    $1,324   $ 55,535    $ 47,215    $ 29,289    $ 51,350    $ 6,135

Expenses:
   Fees paid to First Variable Life
     Insurance Company:
      Risk and administrative charges    25,431       664      5,513       3,913       2,033       1,218        664
                                      ---------    ------   --------    --------    --------    --------    -------

Total expenses                           25,431       664      5,513       3,913       2,033       1,218        664
                                      ---------    ------   --------    --------    --------    --------    -------
Net investment income                   293,541       660     50,022      43,302      27,256      50,132      5,471

Realized and unrealized gain (loss)
   on investments:
   Realized gain on Variable
     Investors Series Trust shares
     redeemed                            30,991        --      6,149       4,237       4,035       1,214        115
   Net unrealized depreciation on
     investments during the period     (313,337)       --    (59,827)    (38,178)    (27,549)    (46,673)    (4,328)
                                      ---------    ------   --------    --------    --------    --------    -------
Net realized and unrealized loss on
   investments                         (282,346)       --    (53,678)    (33,941)    (23,514)    (45,459)    (4,213)
                                      ---------    ------   --------    --------    --------    --------    -------

Net increase (decrease) in contract
   owners' equity resulting from
   operations                         $  11,195    $  660   $ (3,656)   $  9,361    $  3,742    $  4,673    $ 1,258
                                      =========    ======   ========    ========    ========    ========    =======

                                          WORLD     GROWTH &    SMALL CAP
                                         EQUITY     INCOME       GROWTH
                                        DIVISION    DIVISION    DIVISION
                                      --------------------------------------

Investment income:
   Dividends                           $ 48,451    $ 61,509    $ 18,164

Expenses:
   Fees paid to First Variable Life
     Insurance Company:
      Risk and administrative charges     2,723       4,778       3,925
                                       --------    --------    --------

Total expenses                            2,723       4,778       3,925
                                       --------    --------    --------
Net investment income                    45,728      56,731      14,239

Realized and unrealized gain (loss)
   on investments:
   Realized gain on Variable
     Investors Series Trust shares
     redeemed                             1,148       9,851       4,242
   Net unrealized depreciation on
     investments during the period      (56,711)    (38,508)    (41,563)
                                       --------    --------    --------
Net realized and unrealized loss on
   investments                          (55,563)    (28,657)    (37,321)
                                       --------    --------    --------

Net increase (decrease) in contract
   owners' equity resulting from
   operations                          $ (9,835)   $ 28,074    $(23,082)
                                       ========    ========    ========



See accompanying notes.

                     First Variable Life Insurance Company--
                       First Variable Separate Account VL

                 Statement of Changes in Contract Owners' Equity
                         Period ended December 31, 1997



                                                                                 HIGH                                   U.S.
                                                     FEDERATED                  INCOME      MULTIPLE       MATRIX    GOVERNMENT
                                                    PRIME MONEY     GROWTH       BOND      STRATEGIES      EQUITY       BOND
                                         TOTAL        FUND II      DIVISION    DIVISION     DIVISION      DIVISION    DIVISION
                                    ----------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                 $   293,541    $     660    $  50,022    $  43,302    $  27,256    $  50,132    $   5,471
Realized gain on Variable Investors
   Series Trust shares redeemed            30,991                     6,149        4,237        4,035        1,214          115
Net unrealized depreciation on
   investments during the period         (313,337)                  (59,827)     (38,178)     (27,549)     (46,673)      (4,328)
                                      -----------    ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in contract
   owners' equity resulting from
   operations                              11,195          660       (3,656)       9,361        3,742        4,673        1,258
                                      -----------    ---------    ---------    ---------    ---------    ---------    ---------

FROM CONTRACT OWNER TRANSACTIONS
Net proceeds from sale of
   accumulation units                   4,204,473      225,761      725,575      786,740      431,203      237,690       86,790
Cost of accumulation units
   terminated and exchanged                 4,442     (168,166)     107,716      (20,542)     (32,877)       5,512       18,217
                                      -----------    ---------    ---------    ---------    ---------    ---------    ---------
Increase in contract owners' equity
   from contract owner transactions     4,208,915       57,595      833,291      766,198      398,326      243,202      105,007
                                      -----------    ---------    ---------    ---------    ---------    ---------    ---------

Increase in contract owners' equity
   and balance at end of period       $ 4,220,110    $  58,255    $ 829,635    $ 775,559    $ 402,068    $ 247,875    $ 106,265
                                      ===========    =========    =========    =========    =========    =========    =========

                                         WORLD      GROWTH &     SMALL CAP
                                        EQUITY       INCOME       GROWTH
                                       DIVISION     DIVISION     DIVISION
                                      --------------------------------------

OPERATIONS
Net investment income                  $  45,728    $  56,731    $  14,239
Realized gain on Variable Investors
   Series Trust shares redeemed            1,148        9,851        4,242
Net unrealized depreciation on
   investments during the period         (56,711)     (38,508)     (41,563)
                                       ---------    ---------    ---------

Net increase (decrease) in contract
   owners' equity resulting from
   operations                             (9,835)      28,074      (23,082)
                                       ---------    ---------    ---------

FROM CONTRACT OWNER TRANSACTIONS
Net proceeds from sale of
   accumulation units                    414,940      808,742      487,032
Cost of accumulation units
   terminated and exchanged              (25,774)     (10,411)     130,767
                                       ---------    ---------    ---------

Increase in contract owners' equity
   from contract owner transactions      389,166      798,331      617,799
                                       ---------    ---------    ---------

Increase in contract owners' equity
   and balance at end of period        $ 379,331    $ 826,405    $ 594,717
                                       =========    =========    =========



See accompanying notes.

  First Variable Life Insurance Company - First Variable Separate Account VL

                         Notes to Financial Statements
                               December 31, 1997



1.   ORGANIZATION

First Variable Separate Account VL (the Fund), which began operations on March 31, 1997, is a segregated account of First Variable Life Insurance Company (First Variable Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Eight of the nine investment divisions of the Fund are invested solely in the shares of the eight corresponding portfolios of the Variable Investors Series Trust (the Trust), a no-load, diversified, open-end, series management investment company registered under the 1940 Act. The remaining investment division is invested in the Federated Prime Money Fund II (Federated), a portfolio of Federated Insurance Series Trust, an open-end management investment company. Under applicable insurance law, the assets and liabilities of the Fund are clearly identified and distinguished from the other assets and liabilities of First Variable Life. The Fund cannot be charged with liabilities arising out of any other business of First Variable Life.

First Variable Life is a wholly-owned subsidiary of Irish Life of North America, Inc. (ILoNA), which is a wholly-owned subsidiary of Irish Life, plc. (Irish
Life) of Dublin, Ireland. First Variable Life is domiciled in the State of Arkansas.

The assets of the Fund are not available to meet the general obligations of First Variable Life or ILoNA and are held for the exclusive benefit of the contract owners participating in the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENTS

The investments in shares of the Trust and Federated are stated at the net asset value per share of the respective portfolios of the Trust and Federated. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares sold and redeemed is determined on the first-in, first-out method. Dividends and capital gain distributions received from the Trust and Federated are reinvested in additional shares of the Trust and Federated and are recorded as income by the Fund on the ex-dividend date.



FEDERAL INCOME TAXES

For federal income tax purposes, operations of the Fund are combined with those of First Variable Life, which is taxed as a life insurance company. First Variable Life anticipates no tax liability resulting from the operations of the Fund. Therefore, no provision for income taxes has been charged against the Fund.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  First Variable Life Insurance Company - First Variable Separate Account VL

3.   INVESTMENTS

The following table presents selected data for investments in each of the Portfolios of the Trust at December 31, 1997:



                                      NUMBER OF                         NET ASSET
                                       SHARES            COST             VALUE
                                   -----------------------------------------------
Federated Prime Money Fund II         58,464        $   58,464        $   58,464
Growth Portfolio                      23,423           872,665           812,838
High Income Bond Portfolio            79,794           813,781           775,603
Multiple Strategies Portfolio         28,588           432,286           404,737
Matrix Equity Portfolio               17,370           294,642           247,969
U.S. Government Bond Portfolio        10,461           110,623           106,295
World Equity Portfolio                27,278           440,904           384,193
Growth & Income Portfolio             54,325           829,872           791,364
Small Cap Growth Portfolio            37,563           626,718           585,155
                                                    ----------------------------

Totals                                              $4,479,955        $4,166,618
                                                    ============================

4.   CONTRACT OWNERS' EQUITY

Variable life contract owners' equity at December 31, 1997 consists of the following:

                                  ACCUMULATION      ACCUMULATION
                                     UNITS           UNIT VALUE     EQUITY
                               -----------------------------------------------

Federated Prime Money Fund II         5,668            10.278    $   58,255
Growth Division                      66,852            12.410       829,635
High Income Bond Division            70,186            11.050       775,559
Multiple Strategies Division         33,163            12.124       402,068
Matrix Equity Division               20,241            12.246       247,875
U.S. Government Bond Division         9,750            10.899       106,265
World Equity Division                34,254            11.074       379,331
Growth & Income Division             66,991            12.336       826,405
Small Cap Growth Division            49,589            11.993       594,717
                                                                 ----------

Totals                                                           $4,220,110
                                                                 ==========


5.   PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of Trust and Federated shares by the Fund during the period ended December 31, 1997 are shown below:

                                        PURCHASES           SALES
                                      ----------------------------

Federated Prime Money Fund II         $  315,220        $  256,756
Growth Portfolio                         957,871            91,355
High Income Bond Portfolio             1,057,385           247,841
Multiple Strategies Portfolio            638,810           210,559
Matrix Equity Portfolio                  326,291            32,863
U.S. Government Bond Portfolio           190,319            79,811
World Equity Portfolio                   566,117           126,361
Growth & Income Portfolio                972,137           152,116
Small Cap Growth Portfolio               686,076            63,600
                                      ----------------------------

Totals                                $5,710,226        $1,261,262
                                      ============================

  First Variable Life Insurance Company - First Variable Separate Account VL

6.   EXPENSES

First Variable Life charges the Fund, based on the value of the Fund, at an annual rate of 0.90% for mortality risks, 0.20% for distribution expense risks,
 .40% for administrative expense risks, .25% for premium taxes and .20% for federal taxes. Total charges to the Fund for all the policy forms for the year ended December 31, 1997 were $25,431.

7.   DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under section 817(h) of the Code. First Variable Life believes that the Fund satisfies the current requirements of the regulations, and it intends that the Fund will continue to meet such requirements.

8.   PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

First Variable Capital Services, Inc., a wholly-owned subsidiary of First Variable Life, is principal underwriter and general distributor of the contracts issued through the Fund.

9.   YEAR 2000 ISSUES (UNAUDITED)

Like other investment funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems of First Variable Life and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. First Variable Life has completed an assessment of the Year 2000 impact on its systems, procedures, customers and business processes. At December 31, 1997, management of First Variable Life is satisfied that their main operating systems are Year 2000 compliant. First Variable Life is reviewing its general office systems and will be contacting its service providers during 1998. First Variable Life believes it will complete the Year 2000 project not later than December 31, 1998, which is prior to any anticipated impact on its operating systems.

The date on which First Variable Life believes it will complete the Year 2000 project is based on its management's best estimates. Although there can be no guarantee that these estimates will be achieved, its management does not at this time believe that actual results will differ materially from those anticipated. Specific factors that might cause such material differences would most likely result from First Variable Life's service providers.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholder
First Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of First Variable Life Insurance Company (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Variable Life Insurance Company at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998

                      First Variable Life Insurance Company

                           Consolidated Balance Sheets


                                                                       DECEMBER 31
                                                                 1997               1996
                                                              ------------------------------
ASSETS
Investments (Note 3):
  Fixed maturities-available-for-sale, at
    fair value (amortized cost:
    1997-$274,439,000; 1996-$278,305,000)                     $294,961,000      $294,195,000
  Option contracts                                               1,057,000            94,000
  Equity securities-available-for-sale, at
    fair value (cost: $684,000 in 1997 and 1996)                   825,000           691,000
  Policy loans                                                     267,000                --
                                                              ------------------------------
Total investments                                              297,110,000       294,980,000

Cash and cash equivalents                                        3,029,000         2,433,000
Accrued investment income                                        5,744,000         5,636,000
Deferred policy acquisition costs                                7,520,000         5,486,000
Value of insurance in force acquired (Note 4)                   16,939,000        19,494,000
Property and equipment, less allowances for depreciation
    of $773,000 in 1997 and $508,000 in 1996                       445,000           649,000
Goodwill, less accumulated amortization of $475,000
    in 1997 and $329,000 in 1996                                 2,448,000         2,594,000
Other assets                                                       732,000         2,273,000
Assets held in separate accounts                               219,807,000       176,306,000
                                                              ------------------------------


Total assets                                                  $553,774,000      $509,851,000
                                                              ==============================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits for annuity and life products        $233,988,000      $239,509,000
  Unearned revenue reserve                                         282,000            52,000
  Supplementary contracts without life contingencies            21,711,000        21,008,000
  Deferred income tax liability (Note 5)                         6,692,000         5,642,000
  Other liabilities                                              2,837,000           938,000
  Liabilities related to separate accounts                     219,807,000       176,306,000
                                                              ------------------------------
Total liabilities                                              485,317,000       443,455,000

Commitments and contingencies (Note 8)

Stockholder's equity:
  Capital stock, par value $1.00 per share-authorized
    3,500,000 shares, issued and outstanding
    2,500,000 shares                                             2,500,000         2,500,000
  Additional paid-in capital                                    53,104,000        53,104,000
  Net unrealized investment gains (Note 3)                       9,066,000         7,324,000
  Retained earnings                                              3,787,000         3,468,000
                                                              ------------------------------
Total stockholder's equity                                      68,457,000        66,396,000
                                                              ------------------------------

Total liabilities and stockholder's equity                    $553,774,000      $509,851,000
                                                              ==============================



See accompanying notes.

                      First Variable Life Insurance Company

                        Consolidated Statements of Income


                                                         YEAR ENDED DECEMBER 31
                                                  1997              1996               1995
                                               ---------------------------------------------
Revenues:
  Annuity and life product charges             $ 3,141,000      $ 2,408,000      $ 1,786,000
  Net investment income                         22,597,000       23,458,000       23,465,000
  Realized gains on investments                  1,227,000          972,000          900,000
  Other income                                   1,368,000        1,114,000          829,000
                                               ---------------------------------------------
Total revenues                                  28,333,000       27,952,000       26,980,000

Benefits and expenses:
  Annuity and life benefits                     14,856,000       16,336,000       16,694,000
  Underwriting, acquisition and insurance
     expenses                                    9,915,000        7,275,000        6,600,000
  Management fee paid to parent                    480,000          480,000          480,000
  Other expenses                                 2,610,000        1,421,000        1,269,000
                                               ---------------------------------------------
Total benefits and expenses                     27,861,000       25,512,000       25,043,000
                                               ---------------------------------------------
Income before income taxes                         472,000        2,440,000        1,937,000

Income taxes                                       153,000          836,000          666,000
                                               ---------------------------------------------

Net income                                     $   319,000      $ 1,604,000      $ 1,271,000
                                               =============================================



See accompanying notes.

                      First Variable Life Insurance Company

           Consolidated Statements of Changes in Stockholder's Equity

                                                                          NET
                                                                       UNREALIZED
                                                      ADDITIONAL       INVESTMENT                           TOTAL
                                       CAPITAL         PAID-IN           GAINS            RETAINED       STOCKHOLDER'S
                                        STOCK          CAPITAL          (LOSSES)          EARNINGS          EQUITY
                                     ---------------------------------------------------------------------------------

Balance at January 1, 1995           $2,500,000      $48,104,000       $(3,308,000)      $   593,000       $47,889,000
     Contribution from parent                --        5,000,000                --                --         5,000,000
     Net income for 1995                     --               --                --         1,271,000         1,271,000
     Change in net unrealized
        investment gains/losses              --               --        16,497,000                --        16,497,000
                                     ---------------------------------------------------------------------------------
Balance at December 31, 1995          2,500,000       53,104,000        13,189,000         1,864,000        70,657,000
     Net income for 1996                     --               --                --         1,604,000         1,604,000
     Change in net unrealized
        investment gains/losses              --               --        (5,865,000)               --        (5,865,000)
                                     ---------------------------------------------------------------------------------
Balance at December 31, 1996          2,500,000       53,104,000         7,324,000         3,468,000        66,396,000
     Net income for 1997                     --               --                --           319,000           319,000
     Change in net unrealized
        investment gains/losses              --               --         1,742,000                --         1,742,000
                                     ---------------------------------------------------------------------------------
Balance at December 31, 1997         $2,500,000      $53,104,000       $ 9,066,000       $ 3,787,000       $68,457,000
                                     =================================================================================



See accompanying notes.

                      First Variable Life Insurance Company

                      Consolidated Statements of Cash Flows


                                                                       YEAR ENDED DECEMBER 31
                                                              1997              1996            1995
                                                         -----------------------------------------------

OPERATING ACTIVITIES
Net income                                               $    319,000      $  1,604,000     $  1,271,000
Adjustments to reconcile net income to net
  cash provided by operating activities:
      Adjustments related to interest-sensitive
         products:
            Annuity benefits                               14,856,000        16,336,000       16,694,000
            Annuity product charges                        (3,141,000)       (2,408,000)      (1,786,000)
  Realized gains on investments                            (1,227,000)         (972,000)        (900,000)
  Policy acquisition costs deferred                        (3,208,000)       (2,800,000)      (3,693,000)
  Amortization of deferred policy acquisition costs           594,000           360,000          132,000
  Provision for depreciation and other amortization           937,000           524,000          481,000
  Provision for deferred income taxes                         153,000           836,000          666,000
  Other                                                     3,560,000        (1,949,000)      (6,765,000)
                                                         -----------------------------------------------
Net cash provided by operating activities                  12,843,000        11,531,000        6,100,000

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities-available-for-sale                      24,657,000        21,770,000       19,378,000
  Equity securities                                                --                --        1,807,000
                                                         -----------------------------------------------
                                                           24,657,000        21,770,000       21,185,000

Acquisition of investments:
  Fixed maturities-available-for-sale                     (19,142,000)       (7,517,000)     (74,567,000)
  Equity securities                                                --                --       (1,500,000)
  Option contracts                                           (963,000)          (94,000)              --
                                                         -----------------------------------------------
                                                          (20,105,000)       (7,611,000)     (76,067,000)

Policy loans and other                                       (267,000)         (193,000)        (252,000)
                                                         -----------------------------------------------

Net cash provided (used) by investing activities            4,285,000        13,966,000      (55,134,000)



                    First Variable Life Insurance Company

                                                                        YEAR ENDED DECEMBER 31
                                                              1997               1996               1995
                                                          --------------------------------------------------

FINANCING ACTIVITIES
Receipts from interest-sensitive products credited
   to policyholder account balances                       $ 64,181,000       $ 58,175,000       $ 67,063,000
Return of policyholder account balances on
   interest-sensitive products                             (80,713,000)       (86,824,000)       (72,196,000)
Contribution from parent                                          --                 --            5,000,000
                                                          --------------------------------------------------
Net cash used in financing activities                      (16,532,000)       (28,649,000)          (133,000)
                                                          --------------------------------------------------

Net increase (decrease) in cash and cash equivalents           596,000         (3,152,000)       (49,167,000)

Cash and cash equivalents at beginning of year               2,433,000          5,585,000         54,752,000
                                                          --------------------------------------------------

Cash and cash equivalents at end of year                  $  3,029,000       $  2,433,000       $  5,585,000
                                                          ==================================================





See accompanying notes.

                     First Variable Life Insurance Company
                   Notes to Consolidated Financial Statements
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF BUSINESS

First Variable Life Insurance Company (the Company), a life insurance company domiciled in the State of Arkansas, is a wholly-owned subsidiary of Irish Life of North America, Inc. (ILoNA), which is owned by Irish Life, plc (Irish Life) of Dublin, Ireland. The Company is licensed in 49 states and sells variable and fixed annuity products and variable universal life products through regional wholesalers and insurance brokers.

CONSOLIDATION

The consolidated financial statements include the Company and its wholly-owned subsidiaries, First Variable Advisory Services Corp. and First Variable Capital Services, Inc. All significant intercompany transactions have been eliminated.

INVESTMENTS

Fixed Maturities and Equity Securities

Fixed-maturity securities (bonds) may be categorized as "available-for-sale," "held for investment" or "trading." Fixed-maturity securities which may be sold are designated as "available-for-sale." Available-for-sale securities are reported at market value, and unrealized gains and losses on these securities are included directly in stockholder's equity, net of certain adjustments (see
Note 3). Fixed-maturity securities that the Company has the positive intent and ability to hold to maturity are designated as "held-for-investment." Held-for-investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Securities that are bought and held principally for the purpose of selling them in the near term are designated as "trading securities." Unrealized gains and losses on trading securities are included in current earnings. At December 31, 1997 and 1996, all of the Company's fixed-maturity securities are designated as available-for-sale, although the Company is not precluded from designating fixed-maturity securities as held-for-investment or trading at some future date.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Option contracts are carried at unamortized premium paid for the contract adjusted for increases in their intrinsic value from increases in the S&P 500 index.

Policy loans are carried at unpaid principal balances.

Premiums and discounts on investments are amortized/accrued using methods which result in a constant yield over the securities' expected lives.
Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

Equity securities (common stocks) are designated as available for sale and are reported at fair value. The change in unrealized gain and loss of equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows) and a specific write-down is taken. Such reductions in carrying value are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments. If the Company expects that an issuer of a security will modify its payment pattern from contractual terms but no write-down is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

CASH AND CASH EQUIVALENTS

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired is an asset that arose at the date the Company was acquired by ILoNA. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the current unamortized balance at 7%.

For variable universal life insurance and investment products, these costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

PROPERTY AND EQUIPMENT

Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily using the straight-line method over the estimated useful lives of the assets.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over a period of twenty years.

The carrying value of goodwill is regularly reviewed for indications of impairment in value which, in the view of management, are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company assesses the fair value of the underlying business and reduces goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such write-downs during the periods ended December 31, 1997, 1996 or 1995.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefit reserves for annuity and variable universal life products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for annuity products ranged from 4.5% to 6.5% in 1997 and 1996, and 4.5% to 6.8% in 1995.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the related asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for annuity and variable universal life products consist of policy charges for the cost of insurance, administration charges and surrender charges assessed against policyholder account balances during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Approximately 42%, 68% and 49% of the direct business written (as measured by premiums received) during the periods ended December 31, 1997, 1996 and 1995, respectively, were written through three wholesalers. The Company's management believes that other broker/dealers could generate the same level of sales on comparable terms. Direct premiums are not concentrated in any geographical area.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals, postretirement benefits, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 130, "Reporting Comprehensive Income" (SFAS 130), which is effective for years beginning after December 15, 1997. SFAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 will require that enterprises (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. SFAS 130 will not have any impact on the Company's consolidated results of operations, financial position or cash flows.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Fixed-Maturity Securities: Fair values for fixed-maturity securities have been determined by the Company's outside investment manager and are based on quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

       Option Contracts: The fair values for option contracts are based on settlement values, quoted market prices of comparable instruments and fees currently charged to enter into similar loans offered to borrowers with similar credit ratings. Similar characteristics are aggregated for the purposes of the calculations.

       Equity Securities: The fair values for equity securities are based on quoted market prices.

       Policy Loans and Other Loans Receivable: The Company has not determined the fair values associated with its policy loans and other loans receivable as management believes any differences between the Company's carrying value and the fair values afforded these instruments are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure would exceed the benefit derived. At December 31, 1997, the interest rate related to the outstanding policy loans is 5%.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

       Cash and Cash Equivalents: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

       Assets and Liabilities of Separate Accounts: Separate account assets and liabilities are reported at estimated fair value in the Company's consolidated balance sheets.

       Future Policy Benefits for Annuity and Life Products and Supplementary Contracts Without Life Contingencies: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities) are stated at the cost the Company would incur to extinguish the liability; i.e., the cash surrender value. The Company is not required to and has not estimated fair value of its liabilities under other contracts.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107 at December 31, 1997 and 1996:

                                                  1997                                      1996
                                     ------------------------------            ------------------------------
                                      CARRYING                                  CARRYING
                                        VALUE           FAIR VALUE                VALUE           FAIR VALUE
                                     -----------        -----------            -----------        -----------
ASSETS
Fixed maturities-
 available-for-sale                 $294,961,000       $294,961,000          $294,195,000        $294,195,000
Option contracts                       1,057,000          1,057,000                94,000              94,000
Equity securities                        825,000            825,000               691,000             691,000
Policy loans                             267,000            267,000                    --                  --
Cash and cash equivalents              3,029,000          3,029,000             2,433,000           2,433,000
Assets held in separate
 accounts                            219,807,000        219,807,000           176,306,000         176,306,000

LIABILITIES
Future policy benefits for
 annuity and life products           233,988,000        233,988,000            239,509,000        239,562,000
Supplementary contracts
 without life
 contingencies                        21,711,000         21,711,000             21,008,000         21,008,000
Liabilities related to
 separate accounts                   219,807,000        219,807,000            176,306,000        176,306,000


                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


3. INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and market value information on fixed maturities (bonds) and equity securities (common stocks) at December 31, 1997 and 1996:

                                                                     GROSS          GROSS
                                                  AMORTIZED        UNREALIZED    UNREALIZED          ESTIMATED
                                                     COST             GAINS        LOSSES           MARKET VALUE
                                                 ---------------------------------------------------------------
DECEMBER 31, 1997
Fixed maturities-available-for-sale:
    United States Government and agencies:
       Mortgage and asset-backed securities      $ 24,133,000      $   730,000      $(283,000)      $ 24,580,000
       Other                                       23,546,000        1,391,000       (138,000)        24,799,000
    State, municipal and other governments          3,991,000          250,000           --            4,241,000
    Public utilities                               69,972,000        8,299,000       (303,000)        77,968,000
    Industrial and miscellaneous                  152,797,000       10,758,000       (182,000)       163,373,000
                                                 ---------------------------------------------------------------

Total fixed maturities-available-for-sale        $274,439,000      $21,428,000      $(906,000)      $294,961,000
                                                 ===============================================================

 Equity securities                               $    684,000      $   141,000      $    --         $    825,000
                                                 ===============================================================

DECEMBER 31, 1996
Fixed maturities-available-for-sale:
    United States Government and agencies:
       Mortgage and asset-backed securities      $ 25,641,000      $ 1,315,000      $(105,000)      $ 26,851,000
       Other                                       22,483,000        1,109,000        (20,000)        23,572,000
    State, municipal and other governments          3,994,000          270,000           --            4,264,000
    Public utilities                               81,053,000        6,224,000        (44,000)        87,233,000
    Industrial and miscellaneous                  145,134,000        7,406,000       (265,000)       152,275,000
                                                 ---------------------------------------------------------------

Total fixed maturities-available-for-sale        $278,305,000      $16,324,000      $(434,000)      $294,195,000
                                                 ===============================================================

Equity securities                                $    684,000      $     7,000      $    --         $    691,000
                                                 ===============================================================


                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


3. Investment Operations (continued)

The amortized cost and estimated market value of the Company's portfolio of fixed-maturity securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                                    ESTIMATED
                                                                      MARKET
                                              AMORTIZED COST          VALUE
                                              -------------------------------

Due in one year or less                       $  4,969,000       $  4,999,000
Due after one year through five years           71,798,000         74,535,000
Due after five years through ten years          97,448,000        104,134,000
Due after ten years                             76,091,000         86,713,000
Mortgage and asset-backed securities            24,133,000         24,580,000
                                              -------------------------------
                                              $274,439,000       $294,961,000
                                              ===============================



The unrealized gain or loss on fixed-maturity and equity securities available-for-sale is reported as a separate component of stockholder's equity, reduced by adjustments to deferred policy acquisition costs and value of insurance in force acquired that would have been required as a charge or credit to income had such amounts been realized and a provision for deferred income taxes. Net unrealized investment gains (losses) as reported were comprised of the following:


                                                                            DECEMBER 31
                                                                        1997           1996
                                                                     --------------------------
Unrealized appreciation on fixed-maturity and equity
   securities available-for-sale                                     $20,663,000    $15,897,000
Adjustments for assumed changes in amortization pattern of:
   Deferred policy acquisition costs                                  (1,780,000)    (1,200,000)
   Value of insurance in force acquired                               (5,157,000)    (3,600,000)
Provision for deferred income tax benefit                             (4,660,000)    (3,773,000)
                                                                     --------------------------

Net unrealized investment gains                                      $ 9,066,000    $ 7,324,000
                                                                     ==========================


                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


3. INVESTMENT OPERATIONS (CONTINUED)

NET INVESTMENT INCOME

Components of net investment income are as follows:


                                                           YEAR ENDED DECEMBER 31
                                                  1997            1996              1995
                                               ---------------------------------------------
Income from:
    Fixed maturities-available-for-sale        $22,183,000       $23,364,000       $22,635,000
Cash and cash equivalents                          225,000           288,000         1,051,000
Option contracts                                   474,000                --                --
                                                 ---------------------------------------------
                                                22,882,000        23,652,000        23,686,000

Less investment expenses                          (285,000)         (194,000)         (221,000)
                                               -----------------------------------------------

Net investment income                          $22,597,000       $23,458,000       $23,465,000
                                               ===============================================


REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized gain (loss) on investments are summarized below:

                                                           YEAR ENDED DECEMBER 31
                                                   1997             1996              1995
                                                 ---------------------------------------------
REALIZED
Fixed maturities-available-for-sale             $1,227,000      $    972,000       $   593,000
Equity securities                                       --                --           307,000
                                                ----------------------------------------------

Realized gains on investments                   $1,227,000      $    972,000       $   900,000

UNREALIZED
Fixed maturities-available-for-sale             $4,632,000      $(12,756,000)      $33,437,000
Equity securities                                  134,000           369,000          (133,000)
                                                ----------------------------------------------
Change in unrealized
  appreciation/depreciation of investments      $4,766,000      $(12,387,000)      $33,304,000
                                                ==============================================



                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


3. INVESTMENT OPERATIONS (CONTINUED)

An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio (all classified as available-for-sale) for the periods ended December 3l, 1997, 1996 and 1995 is as follows:

                                                               GROSS          GROSS
                                          AMORTIZED          REALIZED        REALIZED
                                             COST              GAINS          LOSSES            PROCEEDS
                                          ----------------------------------------------------------------
Year ended December 31, 1997
Scheduled principal repayments
 and calls                                $11,636,000        $ 447,000              --         $12,083,000
Sales                                      11,795,000          851,000       $ (72,000)         12,574,000
                                          ----------------------------------------------------------------

Total                                     $23,431,000       $1,298,000       $ (72,000)        $24,657,000
                                          ================================================================

Year ended December 31, 1996
Scheduled principal repayments
 and calls                                $13,416,000        $ 329,000        $ (8,000)        $13,737,000
Sales                                       7,382,000          715,000         (64,000)          8,033,000
                                          ----------------------------------------------------------------

Total                                     $20,798,000       $1,044,000       $ (72,000)        $21,770,000
                                          ================================================================

December 31, 1995
Scheduled principal repayments
 and calls                                $ 6,448,000        $ 117,000       $ (38,000)        $ 6,527,000
Sales                                      12,337,000          635,000        (121,000)         12,851,000
                                          ----------------------------------------------------------------

Total                                     $18,785,000        $ 752,000       $(159,000)        $19,378,000
                                          ================================================================


Income taxes during the periods ended December 31, 1997, 1996 and 1995 include a provision of $416,000, $331,000 and $306,000, respectively, for the tax effect of realized gains.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


3. INVESTMENT OPERATIONS (CONTINUED)

OTHER

At December 31, 1997, fixed maturities with a carrying value of $8,281,000 were held on deposit with state agencies to meet regulatory requirements.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10% of stockholder's equity at December 3l, 1997.

The Company has acquired call option contracts relating to its equity-indexed annuity product to hedge increases in the S&P 500 index. The options are purchased concurrently with the issuance of these annuity contracts and expire, if not utilized, at the end of the annuities' term. The Company pays, at the beginning of the option contract, a premium for transferring the risk of unfavorable changes in the S&P 500 index. The carrying value of the option contracts is based upon the unamortized premium paid for the contract adjusted for increases in its intrinsic value from increases in the S&P 500 index. The carrying value of these contracts was $1,057,000 and $94,000 at December 31, 1997 and 1996, respectively.

CONCENTRATIONS OF CREDIT RISK

The Company's investment in public utility bonds at December 31, 1997 represents 26% of total investments and 14% of total assets. The holdings of public utility bonds are widely diversified and all issues met the Company's investment policies and credit standards when purchased.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


4. VALUE OF INSURANCE IN FORCE ACQUIRED

The value of insurance in force acquired is an asset that represents the present value of future profits on business acquired. An analysis of the value of insurance in force acquired for the periods ended December 31, 1997 and 1996 is as follows:


                                                                 YEAR ENDED DECEMBER 31
                                                                 1997              1996
                                                             -----------------------------

Excluding impact on net unrealized investment gains
  and losses:
     Balance at beginning of period                          $23,094,000       $23,833,000
     Accretion of interest during the period                   1,582,000         1,642,000
     Amortization of asset                                    (2,580,000)       (2,381,000)
                                                             -----------------------------
Balance prior to impact of net unrealized investment
  gains and losses                                            22,096,000        23,094,000
Offset against net unrealized investment gains and
  losses                                                      (5,157,000)       (3,600,000)
                                                             -----------------------------

Balance at end of period                                     $16,939,000       $19,494,000
                                                             =============================


Amortization of the value of insurance in force acquired for the next five years ending December 31 is expected to be as follows: 1998-$1,113,000;
1999-$1,280,000; 2000-$1,430,000; 2001-$1,384,000 and 2002-$1,340,000.

5. FEDERAL INCOME TAXES

The Company and its subsidiaries each file separate federal income tax returns. Deferred income taxes have been established by the Company and its subsidiaries based upon the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, within each entity.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


5. FEDERAL INCOME TAXES (CONTINUED)

Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                            YEAR ENDED DECEMBER 31
                                                   1997              1996             1995
                                                ---------------------------------------------
Taxes provided in consolidated
   statements of income on income
   before income taxes-deferred                 $  153,000       $   836,000       $  666,000
                                                ---------------------------------------------
                                                   153,000           836,000          666,000
Taxes provided in consolidated
   statements of changes in
   stockholder's equity:
      Amounts attributable to change in
         net unrealized investment
         gains/losses during year-deferred         897,000        (3,022,000)       8,499,000
                                                ---------------------------------------------
                                                $1,050,000       $(2,186,000)      $9,165,000
                                                =============================================


The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:



                                                         YEAR ENDED DECEMBER 31
                                                   1997            1996          1995
                                                ------------------------------------------

Income before income taxes                      $ 472,000       $2,440,000      $1,937,000
                                                ==========================================

Income tax at federal statutory rate (34%)      $ 160,000       $  830,000      $  659,000
Tax effect (decrease) off:
Other                                              (7,000)           6,000           7,000
                                                ------------------------------------------

Income tax expense                              $ 153,000       $  836,000      $  666,000
                                                ==========================================

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


5. FEDERAL INCOME TAXES (CONTINUED)

The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 3l, 1997 and 1996 is as follows:

                                                       DECEMBER 31
                                                 1997               1996
                                             ------------------------------
Deferred tax assets:
   Future policy benefits                    $  1,969,000       $ 1,524,000
   Operating loss carryforwards                 2,590,000         2,245,000
   Other                                          124,000            20,000
                                             ------------------------------
                                                4,683,000         3,789,000

Deferred tax liabilities:
   Fixed-maturity and equity securities        (5,946,000)       (4,702,000)
   Deferred policy acquisition costs           (2,523,000)       (1,908,000)
   Value of insurance in force acquired        (2,533,000)       (2,453,000)
   Other                                         (373,000)         (368,000)
                                             ------------------------------
                                              (11,375,000)       (9,431,000)
                                             ------------------------------

Deferred income tax liability                $ (6,692,000)      $(5,642,000)
                                             ==============================


The Company has federal net operating loss carryforwards reportable on its federal tax return aggregating $7,619,000 at December 31, 1997 which expire from 2009 to 2012.

6. RETIREMENT AND COMPENSATION PLANS

Substantially all full-time employees of the Company are covered by a non-contributory defined benefit pension plan sponsored by ILoNA. The benefits are based on years of service and the employee's compensation. In addition, effective January 1, 1996, ILoNA adopted a nonqualified supplemental plan to provide benefits in excess of limitations established by the Internal Revenue Code. The Company records its required contributions as pension expense related to these plans. There were no material contributions to the plan during the periods ended December 31, 1997, 1996 or 1995.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


6. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

Employees of the Company also are eligible to participate in a contributory defined contribution plan sponsored by ILoNA which is qualified under section 401(k) of the Internal Revenue Code. The plan covers substantially all full-time employees of the Company. Employees can contribute up to 15% of their annual salary (with a maximum contribution of $9,500 in 1997) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors of ILoNA. Pension expense related to this plan was $37,000, $27,000 and $24,000 for the periods ended December 31, 1997, 1996 and 1995, respectively.

The Company also has certain other benefit and incentive plans. These plans are considered immaterial to the consolidated financial statements.

7. STOCKHOLDER'S EQUITY

STATUTORY LIMITATIONS ON DIVIDENDS

The ability of the Company to pay dividends to ILoNA is restricted because prior approval of insurance regulatory authorities is normally required for payment of dividends to the stockholder which exceed an annual limitation. During 1998, this annual limitation aggregates $3,360,000; however, pursuant to a directive received from the Arkansas Insurance Department in 1991, any proposed payment of a dividend currently requires its approval. Also, the amount ($34,900,000 at December 31, 1997) by which stockholder's equity stated in conformity with generally accepted accounting principles exceeds statutory capital and surplus as reported is restricted and cannot be distributed.

STATUTORY ACCOUNTING POLICIES

The financial statements of the Company included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is designated as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves on certain annuity products are based on full account values, rather than

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

7. STOCKHOLDER'S EQUITY (CONTINUED)

discounting methodologies utilizing statutory interest rates; (d) deferred income taxes are provided for the differences between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized as gains or losses in the consolidated statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (f) declines in the estimated realizable value of investments are charged to the consolidated statements of income for declines in value, when such declines in value are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (g) agents' balances and certain other assets designated as "nonadmitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for annuity products consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed rather than premiums received; (i) pension expense is recognized in accordance with SFAS No. 87, Employers' Accounting for Pensions, rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (j) the financial statements of subsidiaries are consolidated with those of the Company and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Net loss for the Company, as determined in accordance with statutory accounting practices, was $1,240,000, $1,507,000 and $1,460,000 for the years ended
December 31, 1997, 1996 and 1995, respectively. Total statutory capital and surplus was $33,556,000 at December 31, 1997 and $33,096,000 at December 31, 1996.

The National Association of Insurance Commissioners currently is in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. That project, which is expected to be completed in 1998, will likely change, to some extent, statutory accounting practices. The codification may result in changes to the permitted or prescribed accounting practices that the Company uses to prepare its statutory-basis Financial statements.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


8. COMMITMENTS AND CONTINGENCIES

The Company leases its home office space and certain other equipment under operating leases which expire through 2001. During the periods ended
December 31, 1997, 1996 and 1995, rent expense totaled $228,000, $206,000 and
$419,000, respectively. At December 31, 1997, minimum rental payments due under all noncancelable operating leases with initial terms of one year or more are:

     Year ending December 31:

              1998                                                 $230,000
              1999                                                  238,000
              2000                                                  241,000
              2001                                                   61,000
                                                                   --------

                                                                   $770,000
                                                                   ========

The Company is involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. Management and its legal counsel do not believe any of these claims will result in a material loss to the Company.

Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Assessments have not been material to the Company's financial statements in the past. However, the economy and other factors have caused a number of failures of substantially larger companies since that time. At December 31, 1997 and 1996, the Company has accrued $0 and $180,000, respectively, for guaranty fund assessments based on its historical experience and information available from those making guaranty fund assessments.

9. RELOCATION OF COMPANY

In December 1997, management decided to relocate the operations of the Company from Boston to Illinois. As a result, at December 31, 1997, the Company accrued a liability of $1,200,000, which relates to benefits for involuntarily terminated employees, and certain other costs, including office and other lease cancellations and write-down of furniture and equipment. The relocation is expected to be completed by June 1998.

                     First Variable Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

10. YEAR 2000 ISSUES (UNAUDITED)

Like other financial and business organizations around the world, the Company could be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company has completed an assessment of the Year 2000 impact on its systems, procedures, customers and business processes. At December 31, 1997, management is satisfied that their main operating systems are Year 2000 compliant. The Company is reviewing its general office systems and will be contacting its service providers during 1998. The Company believes it will complete the Year 2000 project not later than December 31, 1998, which is prior to any anticipated impact on its operating systems.

The date on which the Company believes it will complete the Year 2000 project is based on management's best estimates. Although there can be no guarantee that these estimates will be achieved, management does not at this time believe that actual results will differ materially from those anticipated. Specific factors that might cause such material differences would most likely result from the Company's service providers.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                      UNDERTAKING REGARDING INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors and officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Contract as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Contract as expressed in the Act and will be governed by the final adjudication of such issue.


       REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY
                                   ACT OF 1940

In accordance with section 26(e) of the Investment Company Act of 1940, First Variable Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement on Form S-6, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Variable Life Insurance Company. First Variable Life Insurance Company bases its representation on its assessment of all the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for First Variable Life Insurance Company to earn a profit, the degree to which the Contracts include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or in any variations thereof based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

      The facing sheet.

      Cross-Reference Sheet.

      The prospectus consisting of ____________ pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.


The representation pursuant to Section 26(e) of the Investment Company Act of 1940.

      The signatures.

      Written consents of the following persons:
           Martin Sheerin (See Exhibit 6)
           Ernst & Young LLP (See Exhibit 7)


      The following exhibits:

1.A.   (1)    Resolution of the Board of Directors of the Company authorizing the establishment of the Separate Account.*

       (2)    Not Applicable.

       (3)    (a)   Underwriting Agreement.#

              (b)   Broker-Dealer Agreement.#

              (c)   Form of Sales Agreement.**

       (4)    Not Applicable.


       (5)    (c)   Specimen Variable Life Insurance Contract.*

              (d)   Specimen Accelerated Death Benefit Endorsement.#

       (6)    (a)   Articles of Incorporation of First Variable
                           Life Insurance Company.###

                (b) By-Laws of First Variable Life Insurance Company.***

       (7)    Not Applicable.


       (8)    Form of Participation Agreement.**

       (9)    Not Applicable.

       (10)   Specimen Single Premium Variable Life Insurance Application.*


2. Opinion and consent of Arnold R. Bergman, Vice President, General Counsel and Secretary of First Variable Life Insurance Company as to securities being registered.***

3.     Not Applicable.

4.     Not Applicable.

5.     Not Applicable.

6.     Opinion and Consent of Actuary##

7.     Consent of Ernst & Young LLP, Independent Auditors##


8. Powers of Attorney.### - of the following individuals appointing John M. Soukup or Arnold R. Bergman their attorney-in-fact to act for them in their capacities as Directors of the Company or otherwise, to do all things necessary to comply with the provisions and intent of the Securities Act of 1933 and the Investment Company Act of 1940 with respect to variable life insurance policies and variable annuity contracts:


       Ronald M. Butkiewicz      Shane W. Gleeson          Kenneth R. Meyer
       Michael J. Corey          T. David Kingston         Philip R. O'Connor
       Michael R. Ferrari        Jeff S. Liebmann          Stephen Shone


       -----------------


       * Incorporated herein by reference to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on June 3, 1996 (File No. 333-05053).

       ** Incorporated herein by reference to Post-Effective Amendment No. 22 to the Form N-4 Registration Statement of First Variable Life Insurance Company and First Variable Annuity Fund E, filed electronically with the Securities and Exchange Commission on September 18, 1996 (File No. 333-12197).

       *** Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on November 15, 1996 (File No. 333-05053).

       # Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on April 30, 1997 (File No. 333-05053).

       ##     Filed herewith.

       ### Incorporated by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company Separate Account VL, filed electronically with the Securities and Exchange Commission on or about April 27, 1998 (File No. 333-19193).

                              Exhibit Index


Exhibit                                                           Sequentially
Number                   Description                             Numbered Page #


  6.         Opinion and Consent of Actuary

  7.         Consent of Ernst & Young LLP, Independent Auditors





# Appears in manually signed original only

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the First Variable Life Insurance Company has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 24th day of April, 1998.



                                       First Variable Life Insurance Company



                                       By: /s/ John M. Soukup
                                           ---------------------------------
                                           John M. Soukup
                                           President




ATTEST:

/s/ Arnold R. Bergman
------------------------------
Arnold R. Bergman
Secretary

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Separate Account VL of First Variable Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 24th day of April, 1998.



                                      Separate Account VL of First Variable
                                              Life Insurance Company
                                                (Registrant)

                                      By: First Variable Life Insurance Company
                                                      (Depositor)


                                      By: /s/ John M. Soukup
                                          -------------------------------------
                                          John M. Soukup
                                          President




ATTEST:

/s/ Arnold R. Bergman
---------------------------------
Arnold R. Bergman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities with First Variable Life Insurance Company, on the 24th day of April, 1998.

PRINCIPAL EXECUTIVE OFFICER

/s/ John M. Soukup
-------------------------------------
John M. Soukup
President

PRINCIPAL ACCOUNTING OFFICER

/s/ Norman A. Fair
-------------------------------------
Norman A. Fair
Principal Accounting Officer

DIRECTORS

/s/ Ronald M. Butkiewicz*
-------------------------------------
Ronald M. Butkiewicz

/s/ John M. Soukup
-------------------------------------
John M. Soukup

/s/ Michael J. Corey*
-------------------------------------
Michael J. Corey

/s/ Michael R. Ferrari*
-------------------------------------
Michael R. Ferrari

/s/ Shane W. Gleeson*
-------------------------------------
Shane w. Gleeson

/s/ T. David Kingston*
-------------------------------------
T. David Kingston

/s/ Jeff S. Liebmann*
-------------------------------------
Jeff S. Liebmann

/s/ Kenneth R. Meyer*
-------------------------------------
Kenneth R. Meyer

/s/ Philip R. O'Connor*
-------------------------------------
Philip R. O'Connor

/s/ Stephen Shone*
-------------------------------------
Stephen Shone

/s/ Norman A. Fair
-------------------------------------
Norman A. Fair



                            *By: /s/ Arnold R. Bergman
                                 ----------------------------------
                                 Arnold R. Bergman
                                 Attorney-in-Fact